UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant: ☒
Filed by a Party other than the Registrant: ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

DENTSPLY SIRONA Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

April 13, 2017
Dear DENTSPLY SIRONA Stockholder:
You are cordially invited to attend the 2017 Annual Meeting of Stockholders to be held on Wednesday, May 24, 2017, at 11:00 a.m., Eastern Time, at the Company’s Global Headquarters, 221 West Philadelphia Street, in York, Pennsylvania.
The Annual Meeting will include voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.
The Company is pleased to announce that it is utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, on April 13, 2017, we will begin sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our stockholders, containing instructions on how to access online our 2017 Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016, as well as instructions on how to receive paper copies of these documents for stockholders who so elect.
Sincerely,

Bret W. Wise Executive Chairman	Jeffrey T. Slovin Chief Executive Officer

DENTSPLY SIRONA INC.
SUSQUEHANNA COMMERCE CENTER
221 WEST PHILADELPHIA STREET, STE. 60W
YORK, PENNSYLVANIA 17401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 24, 2017

The Annual Meeting of Stockholders (the “Annual Meeting”) of DENTSPLY SIRONA Inc. (the “Company”), a Delaware corporation, will be held on Wednesday, May 24, 2017, at 11:00 a.m., Eastern Time, at the Company’s Global Headquarters, 221 West Philadelphia Street, in York, Pennsylvania, for the following purposes:
1.
To elect eleven directors to serve for a term of one year and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit financial statements of the Company for the year ending December 31, 2017;

3.
To hold an advisory vote to approve the Company’s executive compensation;

4.
To hold an advisory vote on the frequency of voting on the Company’s executive compensation; and

5.
To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

The Board of Directors of the Company (the “Board”) has fixed the close of business on March 27, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
The enclosed proxy is solicited by the Board. Reference is made to the accompanying proxy statement for further information with respect to the business to be transacted at the Annual Meeting.
The Board urges you to vote your proxy by mail, by telephone or through the Internet. You are cordially invited to attend the Annual Meeting in person. The voting of your proxy will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.
By Order of the Board of Directors,
Jonathan Friedman
Senior Vice President, Secretary and
General Counsel
York, Pennsylvania
April 13, 2017
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWNED ON THE RECORD DATE.
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. OR, IF YOU WISH, YOU MAY PROVIDE YOUR PROXY INSTRUCTION USING THE TELEPHONE BY CALLING 1-800-690-6903, OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

DENTSPLY SIRONA INC.
SUSQUEHANNA COMMERCE CENTER
221 WEST PHILADELPHIA STREET, STE. 60W
YORK, PENNSYLVANIA 17401

DENTSPLY SIRONA INC.
SUSQUEHANNA COMMERCE CENTER
221 WEST PHILADELPHIA STREET, STE. 60W
YORK, PENNSYLVANIA 17401

PROXY STATEMENT

GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) is being provided to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of DENTSPLY SIRONA Inc. (“DENTSPLY SIRONA,” the “Company,” “we,” “us” or “our”) to be voted at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies may also be voted at any adjournment or postponement of the Annual Meeting. This Proxy Statement, together with the Notice of Annual Meeting and the enclosed proxy card, are first being sent to stockholders on or about April 13, 2017. A copy of the Company’s 2016 Annual Report is provided with this Proxy Statement.
You are invited to attend our Annual Meeting, which will take place on May 24, 2017, beginning at 11:00 a.m., Eastern Time, at DENTSPLY SIRONA’s headquarters, Susquehanna Commerce Center, 221 W. Philadelphia Street, York, PA 17401. Stockholders will be admitted to the Annual Meeting beginning at 11:00 a.m., Eastern Time. Seating will be limited so some in attendance may be required to stand, but all stockholders who attend will be accommodated. The building is accessible to disabled persons and, upon prior request, we will provide wireless headsets for hearing amplification.
Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, either by mail, telephone or the Internet, which is solicited by the Board and which will be voted as you direct. In the absence of instructions, shares represented by properly provided proxies will be voted as recommended by the Board.
Information about the Notice of Internet Availability of Proxy Materials
•
Why did I receive the Notice of Internet Availability of the proxy materials and not the printed proxy materials?

We are using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice about the Internet availability of the proxy materials (the “Notice”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
•
Why didn’t I receive the Notice of Internet Availability of Proxy Materials in the mail?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice. In addition, we are providing the Notice by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the Web site where those materials are available and a link to the proxy voting Web site.
Who is entitled to vote at the Annual Meeting?
Each share of our common stock outstanding as of the close of business on March 27, 2017, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 230,191,484 shares of common stock issued and outstanding and entitled to vote. Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most DENTSPLY SIRONA stockholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. If your shares are registered in your name with DENTSPLY SIRONA’s transfer agent, American Stock Transfer, you are the “stockholder of record” of those shares. The Notice of Internet Availability of Proxy Materials, or, if you requested, this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been sent directly to you by DENTSPLY SIRONA. As the stockholder of record, you have the right to grant your voting proxy directly to DENTSPLY SIRONA or to vote in person at the meeting. You may also vote on the Internet or by telephone, as described in the Notice and below under the heading “How do I vote?”.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting, unless you obtain a legal proxy from the broker, bank or other holder of record. Your broker, bank or other holder of record is obligated to provide you with a voting instruction card for you to use. You may also follow the instructions for voting by telephone or on the Internet as described in the Notice and below under the heading “How do I vote?”.
How do I vote?
Your vote is important. You can save us the expense of a second mailing by voting promptly. Please refer to the summary instructions below and those included on your Notice of Internet Availability of Proxy Materials or proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or other holder of record. You may vote using any of the following methods:
•
By Mail

Complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.
•
By telephone or on the Internet

The telephone and Internet voting procedures established by DENTSPLY SIRONA for stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.
You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card in hand when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.
The website for Internet voting is www.proxyvote.com. Please have your proxy card in hand when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.
Telephone and Internet voting facilities for stockholders of record will be available until 11:59 p.m., Eastern Time, on May 23, 2017. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive. If you vote by telephone or on the Internet, you do not have to return your proxy card or voting instruction card.
•
In person at the Annual Meeting

Stockholders of record who attend the Annual Meeting may vote in person at the meeting. You may be asked to present proof of ownership of DENTSPLY SIRONA common stock and identification. Your proxy card, or a copy thereof if you have already voted, would be considered proof of ownership. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.
What can I do if I change my mind after I vote my shares?
If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•
giving written notice to the Secretary of the Company;

•
delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•
voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record.
All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.
What shares are included on the proxy card?
If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record.
If you are a DENTSPLY SIRONA employee, you will receive a proxy or voting instruction card for all the shares you hold in a DENTSPLY SIRONA employee plan. If you do not vote your shares or specify your voting instructions on your proxy or voting instruction card, the administrator or Trustee of the applicable plan will vote your shares in accordance with the terms of your plan and/or the Trust. To allow sufficient time for voting by the administrator or trustee of the applicable plan, your voting instructions must be received by May 19, 2017.
If you are a beneficial owner, you will receive voting instructions from your broker, bank or other holder of record.
What is “householding” and how does it affect me?
We have adopted a procedure called “householding.” This is a procedure that reduces the Company’s printing costs and postage fees. Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Annual Meeting, Proxy Statement and the 2016 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge Investor Communication Services, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Stockholders who participate in householding will continue to receive separate proxy cards.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold DENTSPLY SIRONA stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge. You may contact Broadridge either by calling toll-free (800) 542-1061, or by writing to Broadridge Investor Communication Services, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

We strongly encourage your participation in the householding program, and believe that it will benefit both you and the Company. Not only will it reduce the volume of duplicate information that you receive in your household, but it will also reduce our printing and mailing costs.
Is there a list of stockholders entitled to vote at the Annual Meeting?
A complete list of the stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Annual Meeting and for a period of at least ten days prior to the meeting, for any purpose germane to the meeting, between the hours of 8:30 a.m. and 4:30 p.m., at the office of the Company’s Secretary, Susquehanna Commerce Center, 221 W. Philadelphia Street, York, Pennsylvania 17401.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of NASDAQ. For the 2017 meeting, your broker does not have discretionary authority to vote on the election of directors, on the advisory “Say-on-Pay” vote, or on the “Say-on-Frequency” vote, without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.
What is a quorum for the Annual Meeting?
The presence of the holders of stock representing a majority of the voting power of all shares of stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote	Effect of Abstention
Election of directors	Majority of votes cast	No	Not counted as for or against	Not counted as for or against
Ratification of Auditor	Majority of votes present in person or by proxy and entitled to vote	Yes	Not counted as for or against	Counted as vote against
Advisory vote on executive compensation	Majority of votes present in person or by proxy and entitled to vote	No	Not counted as for or against	Counted as vote against
Advisory vote on frequency of vote on executive compensation	Highest number of votes cast in favor of one of the three frequency options	No	Not counted as for or against any frequency option	Not counted as for or against any frequency option
If you abstain from voting or there is a broker non-vote on any matter for which the vote required is a majority of the votes cast, your abstention or broker non-vote will not affect the outcome of such vote. If you abstain from voting on any matter for which the vote required is a majority of outstanding stock entitled to vote or a majority of votes present in person or by proxy and entitled to vote, your abstention will count as a vote against.

How will my shares be voted at the Annual Meeting?
At the meeting, the proxy (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board recommends, which is:
•
FOR the election of each of the director nominees named in this Proxy Statement;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the 2017 fiscal year; and

•
FOR the approval, on an advisory basis, of the executive compensation of the Company’s Named Executive Officers.

FOR the approval, on an advisory basis, of ONE YEAR as the frequency for an advisory vote on the compensation of the Company’s Named Executive Officers.
Could other matters be decided at the Annual Meeting?
At the date this Proxy Statement was printed, we did not know of any matters to be raised at the Annual Meeting other than those set forth in this Proxy Statement.
If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the proxy appointed by the Board, as noted on the proxy card, will have the discretion to vote on those matters for you.
Can I access the Notice of Annual Meeting, Proxy Statement and 2016 Annual Report on the Internet?
This Notice of Annual Meeting and Proxy Statement and the 2016 Annual Report are available at www.proxyvote.com. Instead of receiving future Proxy Statements and accompanying materials by mail, stockholders can elect to receive an email that will provide electronic links to them. Opting to receive your proxy materials online will save the Company the cost of producing documents and mailing them to your home or business, and will also give you an electronic link to the proxy voting site.
Stockholders of Record: If you vote on the Internet at www.proxyvote.com simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to American Stock Transfer and following the enrollment instructions.
Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.
Who will pay for the cost of proxy solicitation?
DENTSPLY SIRONA will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. DENTSPLY SIRONA has retained the services of Georgeson Inc. to assist in the solicitation of proxies for an estimated fee of  $12,000, plus additional variable fees, which have accrued over the course of the solicitation and reimbursement of out-of-pocket expenses. DENTSPLY SIRONA will make arrangements with brokerage houses, custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares held of record by them. DENTSPLY SIRONA will also reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding the proxy materials.
Who will count the vote?
Representatives of Broadridge will tabulate the votes and Justin McCarthy and Michael Friedlander will act as inspectors of election.

What is the deadline to submit a proposal for the 2018 Annual Meeting?
Stockholder proposals that are intended to be presented at the Company’s Annual Meeting to be held in 2018 must be received by the Company no later than December 14, 2017, and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be included in the proxy statement and proxy relating to that meeting. See “Corporate Governance — Nominating Candidates for Election to the Board” for more information regarding procedures for stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders.
Where can I get additional financial information about the Company?
Stockholders may obtain an additional copy (without exhibits) of the Company’s annual Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission (the “SEC”) without charge by writing to: Investor Relations Department, DENTSPLY SIRONA Inc., Susquehanna Commerce Center, 221 West Philadelphia Street, Ste. 60W, York, Pennsylvania 17401. This information is also available on the Investor Relations section of the Company’s website at www.dentsplysirona.com.

CORPORATE GOVERNANCE
Where To Find Further Corporate Governance Information
A copy of the Company’s Corporate Governance Guidelines and Policies are available on the Company’s website at www.dentsplysirona.com under “Investors” — “Corporate Governance” — “Documents & Charters.”
The 2016 Merger
Effective February 29, 2016, Sirona Dental Systems, Inc. (“Sirona”) became a wholly owned subsidiary of DENTSPLY International Inc. (“DENTSPLY”), pursuant to that certain Agreement and Plan of Merger, dated as of September 15, 2015 (the “Merger”). Following the Merger, DENTSPLY and Sirona commenced operation as a combined company under the name DENTSPLY SIRONA Inc. Unless expressly stated otherwise herein, references throughout this Proxy Statement to “DENTSPLY SIRONA,” the “Company,” “we,” “us,” “our,” or to the Company’s board of directors or any of its board committees, directors, officers or employees, as applicable, shall refer to DENTSPLY for the time period prior to the effective date of the Merger and to DENTSPLY SIRONA Inc. for the time period following the effective date of the Merger.
Director Independence
The Board has determined that the following directors are “independent” under Rule 5605 of the NASDAQ Stock Market LLC (NASDAQ Rule 5605): Michael C. Alfano, David K. Beecken, Eric K. Brandt, Michael J. Coleman, Willie A. Deese, Thomas Jetter, Arthur D. Kowaloff, Harry M. Jansen Kraemer, Jr., and Francis J. Lunger.
The Board’s Role in Risk Oversight
The Board oversees the management of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks among the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include but are not limited to general business and industry risks, operating risks, financial risks and compliance and regulatory risks. Overseeing risk is an ongoing process and is inherently tied to the Company’s operations and overall strategy. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, Company management is charged with identifying and managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. This process includes:
•
identifying the material risks that the Company faces;

•
establishing and assessing processes for managing that risk;

•
determining the Company’s risk appetite and mitigation strategies and responsibilities; and

•
making regular reports to the Board on management’s assessment of exposure to risk and steps management has taken to monitor and deal with such exposure.

The Board implements its risk oversight function both as a whole and through delegation to the Board committees. These committees meet regularly and report back to the full Board. In performing this function, each committee has full access to management, as well as the ability to engage advisors. See “Committees of the Board” below for more information regarding the roles and responsibilities of the Board committees.

Also, the Company’s leadership structure, discussed in “Board Leadership” below, supports the risk oversight function of the Board. In addition, independent directors chair the Board committees involved with risk oversight and there is open communication between senior management and directors.
Board Leadership
The Board’s current leadership structure consists of an Executive Chairman, who was Chairman and Chief Executive Officer (“CEO”) of DENTSPLY prior to the Merger, and a Lead Director, who is an independent director designated by the independent members of the Board.
DENTSPLY SIRONA believes that separating the roles of Executive Chairman and CEO provides an optimal structure for the corporate governance of DENTSPLY SIRONA. Moreover, the Board believes that such a governance structure benefits the interests of DENTSPLY SIRONA and its stockholders during the post-Merger integration process by utilizing the experience, leadership and knowledge of both Mr. Wise as Executive Chairman and Mr. Slovin as CEO.
The current Lead Director is Thomas Jetter, who was also Lead Director in 2016 following the consummation of the Merger. The role of the Lead Director is generally described in the Company’s Corporate Governance Guidelines and includes the following:
(a)
call for and preside at executive sessions of the independent directors;

(b)
provide the Executive Chairman with input into the agenda for Board meetings, and on other matters as deemed appropriate by the Board, or on behalf of the independent directors, and recommend the agenda for executive sessions of independent directors, to the extent deemed necessary; and

(c)
be available for consultation with other directors and apprise the Executive Chairman and CEO, as appropriate, of activities of the Board in executive sessions of independent directors.

The Board’s independent directors regularly meet in executive session without the presence of management, including the Executive Chairman and the CEO. The Lead Director presides at these meetings and provides the Board’s guidance and feedback to the Executive Chairman and CEO. On a regular basis, the Board and its committees receive valuable information and insight from management on the status of the Company and the Company’s current and future issues.
Given the leadership roles of the Company’s Executive Chairman and the Lead Director, and the existence of a Board comprised of the CEO and strong and independent directors, the Board believes its current leadership structure is in the best interests of the Company and its stockholders.
Meetings and Attendance
The DENTSPLY SIRONA Board held six meetings during 2016, one of which was a telephonic meeting. The independent members of the Board met regularly without management present, and these executive sessions were led by the Board’s Lead Director. No directors attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which a director served during the year ended December 31, 2016.

Committees of the Board
The table below shows the DENTSPLY SIRONA Board Committee memberships following the Merger.
Current Committee
Name	Executive	Audit	Governance	HR
Michael C. Alfano			C
David K. Beecken		x		x
Eric K. Brandt		x		x
Michael J. Coleman				x
Willie A. Deese			x
Thomas Jetter (Lead Director)	x		x
Arthur D. Kowaloff				C
Harry M. Jansen Kraemer, Jr.			x
Francis J. Lunger	x	C
Jeffrey T. Slovin	C
Bret W. Wise	x

C = Committee Chair
The Board has an Executive Committee (“Executive Committee”), an Audit and Finance Committee (“Audit Committee”), a Corporate Governance and Nominating Committee (“Governance Committee”) and a Human Resources Committee (“HR Committee”). Each Committee regularly reports on its activities and actions to the full Board. Each Committee (other than the Executive Committee) acts according to a written charter approved by the Board. The charters of our Committees are available on the Company’s website at www.dentsplysirona.com under “Investors” — “Corporate Governance” — “Documents & Charters.” The table below shows Board Committee membership of DENTSPLY in 2016 leading up to the Merger.
Pre-Merger 2016 Committee
Name	Executive	Audit	Governance	HR
Michael C. Alfano			x	x
Eric K. Brandt				x
Paula H. Cholmondeley(1)			x
Michael J. Coleman				C
Willie A. Deese		x
William F. Hecht(1)	x		C
Francis J. Lunger	x	C
John Miclot(1)		x
John C. Miles II(1)	x
Bret W. Wise	C
C = Committee Chair
(1) = Retired effective February 29, 2016.
Executive Committee
The Executive Committee acts for the Board and provides guidance to the executive officers of the Company between meetings of the Board. The Executive Committee held one meeting during 2016.

Audit Committee
The Audit Committee is responsible for selecting and retaining the independent registered public accounting firm, setting the independent registered public accounting firm’s compensation, pre-approving all auditing and permitted non-audit services by the independent registered public accounting firm, reviewing with the independent registered public accounting firm the scope and results of the audit, reviewing the adequacy and effectiveness of the Company’s system of internal control, overseeing the Company’s compliance and ethics program, and performing the other duties set forth in the Audit Committee Charter. This charter is reviewed at least annually by the Audit Committee and the Board, and it is amended as deemed appropriate.
All of the current Audit Committee members are, and all of the 2016 Audit Committee members were, independent as defined in NASDAQ Rule 5605. Further, the Board has determined that the current Audit Committee members are, and the 2016 Audit Committee members were, Audit Committee Financial Experts under the rules and regulations of the SEC. The Audit Committee held eight meetings during 2016, five of which were telephonic meetings.
Governance Committee
The Governance Committee is responsible for identifying and recommending individuals as nominees to serve on the Board, reviewing and recommending Board policies and governance practices and appraising the performance of the Board, managing risks associated with the independence of the Board, potential conflicts of interest and overall corporate governance, and performing the other duties set forth in the Governance Committee Charter. All of the current Governance Committee members are, and all of the 2016 Governance Committee members were, independent as defined in NASDAQ Rule 5605. The Governance Committee held five meetings during 2016, one of which was a telephonic meeting. It is the policy of the Governance Committee to consider any candidates for nomination to the Board who are recommended and submitted by stockholders in accordance with the Company’s by-laws. No such candidates were submitted to the Company for consideration. The Governance Committee’s policy is to evaluate any proposed candidates under the criteria utilized by the Governance Committee to evaluate all potential nominees, including, at a minimum, the following attributes:
•
the proven ability and experience to bring informed, thoughtful and well-considered opinions to corporate management and the Board;

•
the competence, maturity and integrity to monitor and evaluate the Company’s management, performance and policies;

•
the willingness and ability to devote the necessary time and effort required for service on the Board;

•
the capacity to provide additional strength, diversity of view and new perceptions to the Board and its activities;

•
the necessary measure of communication skills and self-confidence to ensure ease of participation in Board discussion; and

•
the experience of holding or having held a senior position with a significant business corporation or a position of senior leadership in an educational, medical, religious, or other non-profit institution or foundation of significance.

When the Governance Committee engages in a process to identify director candidates, other than directors standing for re-election, the Governance Committee polls the existing directors for recommendations and sometimes utilizes the service of a search firm to identify potential candidates. All potential candidates are screened relative to their qualifications and go through an interview process with the Governance Committee and, if desired, by other members of the Board. When the Governance Committee uses a search firm, a fee is paid for such services.
The Board recognizes the value of having a Board comprised of individuals who have varied experience and can bring different perspectives to Board discussions and activities. For this reason, when considering nominees for Board seats, the Governance Committee considers the diversity of nominees or candidates for election to the Board. Included in the criteria the Governance Committee considers in evaluating candidates for the Board is to identify candidates who have the capacity to provide additional strength and diversity of view to the Board and its activities. The Board believes that having directors of diverse gender, race, and ethnicity, along with varied skills and experiences, contributes to a balanced and effective Board. The Company has recently revised its Corporate Governance Guidelines and Policies in order to further emphasize its commitment to a policy of inclusiveness and ensure that the Governance Committee, in performing its responsibilities to review director candidates and recommend candidates to the Board for election, includes candidates with a diversity of ethnicity, race and gender in each pool of candidates from which Board nominees are chosen. The Governance Committee shall actively consider for selection as directors those persons who possess a diversity of experience, gender, race and ethnicity. The revised Corporate Governance Guidelines and Policies are available on the Company’s website at www.dentsplysirona.com under “Investors” — “Corporate Governance” — “Documents & Charters.”
HR Committee
The HR Committee is responsible for evaluating and administering compensation levels for all senior officers of the Company, reviewing and evaluating employee compensation generally and employee benefit plans, overseeing and evaluating the risks associated with the Company’s compensation philosophy and programs, and other activities as set forth in the HR Committee Charter. The role of the HR Committee with respect to executive compensation is to oversee DENTSPLY SIRONA’s compensation plans and policies, administer its equity incentive plans, and determine the compensation of our executive officers. In addition to this HR Committee oversight, all of the independent members of the Board approve the compensation of the Executive Chairman and CEO. All of the current HR Committee members are, and all of the 2016 HR Committee members were, independent as defined in NASDAQ Rule 5605. The HR Committee held eight meetings during 2016, four of which were telephonic meetings.
Additionally, prior to the consummation of the Merger, DENTSPLY and Sirona established a joint working group consisting of three members from the HR Committee of the board of directors of DENTSPLY and two members of the Compensation Committee of the board of directors of Sirona (the “Joint Committee”). The Joint Committee held four meetings in 2015, three of which were telephonic meetings. During such meeting, the Joint Committee developed, among other things, the terms of compensation and new employment agreements to be entered into with Messrs. Wise and Slovin in connection with the Merger, in accordance with the “Compensation Principles” approved by the boards of directors of both companies, which provided a framework pursuant to which new compensation arrangements were to be developed and entered into. The Joint Committee consisted of the following members:
•
DENTSPLY HR Committee: Michael C. Alfano, Eric K. Brandt and Michael J. Coleman.

•
Sirona Compensation Committee: Arthur D. Kowaloff and Timothy P. Sullivan(1).

(1)
Former independent director of Sirona who retired effective February 29, 2016.

Communications with Directors
Stockholders who wish to communicate with the Board as a group, the non-management directors as a group, or any individual director, including the Executive Chairman or the Lead Director, may do so by writing to the Corporate Secretary at DENTSPLY SIRONA Inc., 221 West Philadelphia Street, Ste. 60W, York, Pennsylvania 17401. All mail received will be opened and screened for security purposes and mail determined to be appropriate and within the purview of the Board will be forwarded to the respective Board member to which the communication is addressed. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Governance Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Executive Chairman of the Board.
Business Conduct Policies and Code of Ethics
DENTSPLY SIRONA’s Code of Business Conduct and Ethics (the “Code”) sets forth the Company’s guiding principles for the conduct of our business that must be followed by everyone who does business on our behalf. The Code applies to all employees, including employees of our subsidiaries, as well as to our Board. To date, there have not been any waivers by the Company under the Code. The Code is available on the Company’s website at www.dentsplysirona.com under “Investors” — “Corporate Governance” —  “Documents & Charters.”
HR Committee Interlocks and Insider Participation
None of the current or 2016 members of the HR Committee has ever been an officer or employee of DENTSPLY SIRONA. None of our current or 2016 executive officers served as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or HR Committee.
Nominating Candidates for Election to the Board or Proposing Other Business to be Brought before the
Annual Meeting
The Company’s by-laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. Advance notice of stockholder-proposed business to be brought before an Annual Meeting must be given to the Secretary of the Company not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting. To propose business for an Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder’s name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business.
The Company’s by-laws also provide that a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the Secretary of the Company not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting. To be in proper form, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee’s age, business address, residence address, principal occupation or employment, the class and number of shares of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder’s name and address as they appear on the Company’s books and the class and number of shares of the Company owned beneficially by such person.
Additionally, commencing after the Company’s 2017 Annual Meeting, a stockholder, or a group of no more than 20 stockholders, owning at least three percent of the Company’s outstanding common stock continuously for at least three years, will be permitted to nominate and include in the Company’s proxy materials for its Annual Meeting of Stockholders director nominees constituting up to the greater of two directors or 20% of the total number of directors then serving on the Board, provided that such request for nomination and inclusion be submitted to the Secretary of the Company not less than 120 days and not more than 150 days prior to the anniversary date of the immediately preceding Annual Meeting, and provided further that the stockholder(s) and their nominee(s) satisfy the eligibility, procedural and disclosure requirements set forth in ARTICLE I, Section 12a of the Company’s Third Amended and Restated By-Laws.
Attendance at Annual Meetings
According to Company policy, it is expected that Board members will attend the Annual Stockholders’ Meeting, either in person, electronically or telephonically. In 2016, all Board members attended the Company’s Annual Meeting.
Related Person Transactions
No Related Person Transactions (as defined below) were noted for the year ended December 31, 2016.
The Company has a written policy and procedures with respect to the review and approval of Related Person Transactions. The Governance Committee reviews the material facts of all Related Person Transactions that require the Governance Committee’s approval and either approves or disapproves of the entry into the Related Person Transaction, subject to certain identified exceptions described below. In determining whether to approve or ratify a Related Person Transaction, the Governance Committee takes into account, among other factors it deems appropriate, whether the Related Person Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the interest of the Related Person (as defined by Item 404 of SEC Regulation S-K) in the Related Person Transaction. The Chair of the Governance Committee is delegated the authority by the Board to approve Related Person Transactions that, because of timing or scheduling, are not feasible to be approved by the full Governance Committee.
The policy applies to any transaction, arrangement or relationship in which the Company (including any of its subsidiaries) will be a participant and in which any Related Person will have a direct or indirect material interest, and the amount involved exceeds $120,000 (a “Related Person Transaction”).
The Governance Committee has pre-approved, under the policy, the following Related Person Transactions without regard to the amount involved:
1.
any Related Person Transaction involving the compensation, employment and/or benefits of an executive officer of the Company if the compensation arising from the Related Person Transaction is required to be reported in the Company’s proxy statement;

2.
any Related Person Transaction involving the compensation, employment and/or benefits of an executive officer of the Company that is not a “Named Executive Officer” (as that term is defined in Item 402(a)(3) of SEC Regulation S-K) if  (a) the executive officer is not an immediate family member of another executive officer or director of the Company, (b) the compensation arising from the Related Person Transaction would have been reported under Item 402 as compensation earned for services to the Company if the executive officer was a Named Executive Officer, and (c) such compensation has been approved, or recommended to the Board for approval, by the HR Committee of the Board;

3.
any Related Person Transaction involving the compensation, services and/or benefits of a director if the compensation arising from the Related Person Transaction is required to be reported in the Company’s proxy statement;

4.
any Related Person Transaction where the Related Person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro-rata basis;

5.
any Related Person Transaction with a Related Person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

6.
any Related Person Transaction with a Related Person involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and

7.
any Related Person Transaction in which the interest of the Related Person arises solely from such person’s position as a director of another firm, corporation or other entity that is a party to the Related Person Transaction.

Except to the extent pre-approved, as noted above, Related Person Transactions are subject to the following procedures:
The Related Person notifies the General Counsel of the Company of any proposed Related Person Transaction, including the Related Person’s relationship to the Company and interest in the proposed Related Person Transaction; the material terms of the proposed Related Person Transaction; the benefits to the Company of the proposed Related Person Transaction; and the availability from alternative sources of the products or services that are the subject of the proposed Related Person Transaction.
The proposed Related Person Transaction is submitted to the Governance Committee for consideration at the next Governance Committee meeting or, if the General Counsel, after consultation with the CEO or the CFO, determines that the Company should not wait until the next Governance

Committee meeting, to the Chair of the Governance Committee, acting pursuant to authority delegated by the Board. Any Related Person Transactions approved pursuant to delegated authority by the Chair of the Governance Committee is reported to the Governance Committee at the next Governance Committee meeting.
To the extent the Company becomes aware of a Related Person Transaction that was not previously approved under this policy, it shall be promptly reviewed as described above and be ratified, amended or terminated, as determined appropriate by the Governance Committee.
Board Shareholding Requirement
It is the policy of the Board that all directors hold an equity interest in the Company. Toward this end, the Board expects that all directors own, or acquire within five years of first becoming a director, shares of common stock of the Company (including share units held under the Company’s Deferred Compensation Plan (as defined below), or any successor plan, and restricted stock units, but not including stock options) having a market value of at least five times the annual retainer paid to Board members. The Board recognizes that exceptions to this policy may be necessary or appropriate in individual cases, and may approve such exceptions from time to time as it deems appropriate. To date the Board has not approved any such exceptions to this policy.

PROPOSAL 1
ELECTION OF DIRECTORS
The Second Amended and Restated Certificate of Incorporation and the Third Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by the Board. The Board is currently comprised of eleven persons.
Eleven directors are nominees for election to the Board this year for a one-year term expiring at the 2018 Annual Meeting of Stockholders. All of the nominees are current Company directors and all non-employee directors have been determined by the Board to be independent. The Governance Committee reviewed the qualifications of each of the nominees and recommended to our Board that each nominee be submitted to a vote of our stockholders at the Annual Meeting.
The proxy named in the proxy card and on the Internet voting site intends to vote for the election of the eleven nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card or on the Internet site, in which event the shares will be voted as otherwise indicated. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee becomes unable to serve, the proxy may vote for another person designated by the Board or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.
Set forth below is certain information with regard to each of the nominees for election as directors.
In addition to the attributes and skills identified for all directors, the Governance Committee also considered the qualifications of each director described in their biographical information below.
Board of Directors / Nominees for Election for a One-Year Term as Directors
Name and Age	Principal Occupation and Directorships
Michael C. Alfano, D.M.D., Ph.D. Age 69 Director since 2001
Dr. Alfano currently serves as a Director on the Company’s Board of Directors. Formerly, Dr. Alfano served as a DENTSPLY Director from 2001 through the Merger. Dr. Alfano is Executive Vice President Emeritus, and Professor and Dean Emeritus at New York University (‘‘NYU’’). Dr. Alfano served as Dean of the College of Dentistry from 1998 to 2006 and as Executive Vice-President of NYU from 2006 to 2013. Beginning in 1982 until 1998 he held a number of positions with Block Drug Company, including Senior Vice President for Research & Technology and President of Block Professional Dental Products Company. He served on the Board of Directors of Block Drug Company, Inc. from 1988 to 1998. Dr. Alfano has served as a member of, or consultant to, various public health organizations, including the National Institutes of Health, the Editorial Board of the American Journal of Dentistry, the Consumer Healthcare Product Association and as the industry representative to the Non-Prescription Drugs Advisory Committee of the FDA from 2001 to 2005. He was a founding director of the Friends of the National Institute for Dental and Craniofacial Research, and he is a founding director of the not-for-profit Santa Fe Group. He was also a Trustee of the New York State Dental Foundation until 2006. From 2010-2015 he served as a director of the not-for-profit Delta Dental of New York Insurance Company. He also served as a Director of the YMCA of Greater New York, the largest YMCA system in the country, from 2010 to 2014. He has received numerous honors, research grants and awards, and currently serves as Senior Consultant to the Academy for Academic Leadership, and President of the Santa Fe Group.
Qualifications considered for Dr. Alfano included his education, training and experience as a dentist; his experience in research management and in a publicly traded medical technology company; his knowledge and experience in FDA matters; and his leadership role in the health and dental field.

Name and Age	Principal Occupation and Directorships
David K. Beecken Age 70 Director since 2016 (Sirona Director since 2006)
Mr. Beecken currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Beecken served as a Sirona Director from June 2006 through the Merger and Chairman of the Audit Committee and member of the Finance Committee of Sirona’s Board of Directors. Mr. Beecken currently serves as a Partner of Beecken Petty O’Keefe & Company, which is the General Partner of Beecken Petty O’Keefe Funds I, II, III & IV investment limited partnerships focused exclusively on private equity investments in healthcare. Prior to co-founding Beecken Petty O’Keefe in April 1996, Mr. Beecken was Senior Managing Director of ABN AMRO Incorporated, a broker dealer, from February 1993 to March 1996. From 1989 to February 1993, Mr. Beecken was a Senior Vice President-Managing Director of First National Bank of Chicago. Mr. Beecken also serves on the Boards of Directors of Scrip Products Corporation and Paragon Medical, Inc. Mr. Beecken received a B.A. from the University of the South, an M.Sc. from the London School of Economics and an M.B.A. from the University of Chicago.
Qualifications considered for Mr. Beecken included his general business skills and expertise; and experience investing in a range of healthcare-related businesses and the dental industry.

Eric K. Brandt Age 54 Director since 2004
Mr. Brandt currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Brandt served as a DENTSPLY Director from 2004 through the Merger. Mr. Brandt served as Executive Vice President and Chief Financial Officer of Broadcom Corporation, a Fortune 500 high-tech company from 2007-2016. From September 2005 until March 2007, he served as President and Chief Executive Officer at Avanir Pharmaceuticals. Beginning in 1999, he held various positions at Allergan, Inc., including Corporate Vice President and Chief Financial Officer until 2001, President of Consumer Eye Care from 2001 to 2002, and 2005 until his departure, Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, he was Vice President and Partner at Boston Consulting Group (‘‘BCG’’), and a senior member of the BCG Health Care and Operations practices. Mr. Brandt served as a director of Vertex Pharmaceuticals, Inc. from 2002 to 2009 and as a director of Avanir Pharmaceuticals from 2005 to 2007. He serves on the Board of Directors for LAM Research Corporation as the Chair, Audit Committee. He also serves on the Board of Directors for Yahoo! Inc. as Chair, Audit Committee and Board Chairman. Further, he serves on the Board of Directors for MC10, Inc., a private medical device manufacturer.
Qualifications considered for Mr. Brandt included his general business skills, expertise and experience; his experience in publicly traded medical technology companies; his experience in business development and corporate strategy development; and his experience in accounting and financial matters.

Michael J. Coleman Age 73 Director since 1991
Mr. Coleman currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Coleman served as a DENTSPLY Director from 1991 through the Merger. Mr. Coleman is the Chairman of the Board of Cool Media Company and a partner in CS&W Associates Media Management, both based in Cocoa Beach, Florida. He served as Chairman of Cape Publications in Melbourne, Florida until retiring from that position on January 1, 2007. He previously served as Publisher of FLORIDA TODAY and President of the Gannett Co., Inc., South Newspaper Group from 1991 to April 2006. He serves as a director of Ron Jon Surf Shops Worldwide and Florida Bank of Commerce, Orlando, Florida, and as a Trustee of the Freedom Forum, The Newseum and The Newseum Institute, all based in Washington, D.C. Prior to the merger of Dentsply International Inc. with Gendex on June 11, 1993, Mr. Coleman served as a director of Gendex.
Qualifications considered for Mr. Coleman included his general business experience and his leadership role in several business positions, as well as his long history with and knowledge of the Company and the dental industry.

Name and Age	Principal Occupation and Directorships
Willie A. Deese Age 61 Director since 2011
Mr. Deese currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Deese served as a DENTSPLY Director from 2011 through the Merger. Mr. Deese retired from Merck & Co., Inc. on June 1, 2016 after serving as Executive Vice President since 2008 and President of the Merck Manufacturing Division since 2005. He is also a member of Merck’s Executive Committee. Mr. Deese originally joined Merck in 2004 as the company’s Senior Vice President of Global Procurement. Mr. Deese currently serves on the Board of CDK Global as Chair, Compensation and Benefits Committee and as a member of the Audit Committee. He also serves as a Director for PSEG (Public Service Enterprise Group, Inc.) where he is a member of the Organization and Compensation Committee and the Corporate Governance Committee. Formerly, Mr. Deese served as a member of the Board of Trustees of North Carolina A&T State University from 2007 to 2015. In addition, Mr. Deese served as the Chair of the Board of Trustees of North Carolina A&T State University from 2011 to 2013. Previously, Mr. Deese served as Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline and as Senior Vice President of Procurement at SmithKlineBeecham.
Qualifications considered for Mr. Deese included his business experience, including leadership roles as an executive and his experience and expertise in the manufacturing of regulated medical products.

Thomas Jetter Age 60 Director since 2016 (Sirona Director since 2010)
Thomas Jetter currently serves as the Company’s Lead Director on its Board of Directors. Formerly, Mr. Jetter served as a Sirona Director from April 2010 through the Merger and Chairman of Sirona’s Board from February 20, 2013 through the Merger. Mr. Jetter also served as a member of the Nominating and Corporate Governance Committee and a member of the Finance Committee of Sirona’s Board of Directors. Mr. Jetter also serves as Chairman of the Board of Directors of HQ Capital, a privately held alternative asset management firm in Germany. Mr. Jetter is partner and Managing Director of Digital+ Partners, a German-based growth capital management firm focusing on industrytech and fintech software companies since June 2015. Mr. Jetter assumed an interim senior leadership position for the Soros Economic Development Fund from January to September 2014 during a restructuring. Dr. Jetter also served as a non-executive Director of Gourmondo GmbH, an internet company from May 2008 to September 2012. From April 1995 to March 2008, Mr. Jetter was a Partner at Permira GmbH, where he initiated and managed investments in a variety of industrial, medtech and chemical companies. At Permira, Mr. Jetter gained extensive international experience as lead for investments in the chemicals sector, and helped expand the firm’s global reach to include areas such as the U.S. and China. Prior to that time, Mr. Jetter was a Senior Engagement Manager with McKinsey in Germany and Brazil, where he led projects on cost optimization, organization and strategy. Between 1985 and 1988, Mr. Jetter was an Investment Banking Associate at JP Morgan in Frankfurt and New York. Mr. Jetter holds a PhD-degree in economics/banking and an MBA from the University Saarbrücken, Germany.
Qualifications considered for Mr. Jetter included his general business experience and leadership roles in several organizations; and his significant experience in financial transactions and international business.

Arthur D. Kowaloff Age 70 Director since 2016 (Sirona Director since 2006 and Schick Director from 2004 to 2006)
Mr. Kowaloff currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Kowaloff served as a Sirona Director from 2006 through the Merger and as a Director of Schick Technologies, Inc. (“Schick”) from 2004 to 2006. Mr. Kowaloff served as a member of the Audit Committee of Sirona’s Board of Directors from October 2004 through February 2016. Mr. Kowaloff served as a member of the Compensation Committee of Sirona’s Board of Directors from August 2011 through February 2016. From June 2006 through February 2016, he served on the Nominating and Corporate Governance Committee and, until October 2011, on the Finance Committee of Sirona’s Board of Directors. From October 2004 until June 2006, he served on the Compensation Committee of Sirona’s Board of Directors, and as Chairman of the Special Litigation Committee from November 2004 until June 2006. From 2014 to the present, Mr. Kowaloff

Name and Age	Principal Occupation and Directorships

has served as a director of United States Enrichment Corp, a wholly owned subsidiary of Centrus Energy. In 2014 and 2015, Mr. Kowaloff served as a director of Reichhold Chemicals, Inc. and from 2010 until 2012, he served as lead director of Metropolitan Health Networks, Inc. From 1998 to 2003, Mr. Kowaloff served as a Managing Director of BNY Capital Markets, Inc. From 1991 to 1998, he was Chief Operating Officer and Senior Managing Director of Patricof  & Company Capital Corporation. Prior to that, Mr. Kowaloff was an attorney at the New York City firm of Willkie Farr & Gallagher, where he served as Senior Partner and Executive Committee Member and specialized in corporate and securities law and mergers and acquisitions. Mr. Kowaloff is currently a Trustee of Carleton College, the President and a Director of the PBP Foundation of New York, and a Director and Chairman of the Audit and Compliance and Compensation Committees of the Greater Hudson Valley Health System. Mr. Kowaloff received a B.A. from Carleton College and holds a Juris Doctor degree from Yale Law School.
Qualifications considered for Mr. Kowaloff included his general business experience and leadership roles in several organizations; and his significant experience in capital markets, finance and corporate governance.

Harry M. Jansen Kraemer, Jr. Age 62 Director since 2016 (Sirona Director since 2006)
Mr. Kraemer currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Kraemer served as a Sirona Director as well as Chairman of the Nominating and Corporate Governance Committee and member of the Compensation Committee of Sirona’s Board of Directors from June 2006 through the Merger. Mr. Kraemer currently serves as an Executive Partner of Madison Dearborn Partners, LLC, a private equity investment firm based in Chicago that invests in management buyout and other private equity transactions across a broad spectrum of industries and serves as Clinical Professor of Management & Strategy at Northwestern University’s Kellogg School of Management. Mr. Kraemer was the Chairman, President and Chief Executive Officer of Baxter International Inc. until April 2004. Mr. Kraemer had been a Director of Baxter International since 1995, Chairman of the Board since January 1, 2000, President since 1997 and Chief Executive Officer since January 1, 1999. Mr. Kraemer is active in business, education and civic affairs. He serves on the board of directors of Leidos Corporation and as chairman of its Audit Committee. He also serves on the board of directors of VWR International, Inc. In addition, he serves on the board of trustees of Northwestern University, the Conference Board and NorthShore University HealthSystem. He is also a member of the Dean’s Advisory Board of Northwestern University’s Kellogg School of Management, the Commercial Club of Chicago and the Economics Club of Chicago. He is a past member of the Business Roundtable, the Business Council and the Healthcare Leadership Council. Mr. Kraemer received a B.A. from Lawrence University and an M.B.A. from the Kellogg School of Management at Northwestern University and is a certified public accountant.
Qualifications considered for Mr. Kraemer included his leadership roles in several organizations; and his significant experience in finance, management, leadership and corporate governance.

Francis J. Lunger Age 71 Director since 2005
Mr. Lunger currently serves as a Director on the Company’s Board of Directors. Formerly, Mr. Lunger served as a DENTSPLY Director from 2005 through the Merger. Mr. Lunger served on the Board of Millipore Corporation from 2001 until March 2005, including serving as Chairman from April 2002 until April 2004. Mr. Lunger joined Millipore in 1997 as Senior Vice President and Chief Financial Officer and held several executive management positions, which included serving as Executive Vice President and Chief Operating Officer from 2000 until 2001, and Chairman, President and Chief Executive Officer from August 2001 until January 2005. Prior to joining Millipore, Mr. Lunger held executive management positions at Oak Industries, Inc., Nashua Corporation, and Raychem Corporation. From June 2007 through July 2010, Mr. Lunger served as a director of NDS Surgical Imaging. From July 2009 to December 2012, Mr. Lunger was an Operating Partner with Linden LLC. Since April 2012, Mr. Lunger has been the Chairman of the Board of Directors of Sera Care Life Sciences Inc.

Name and Age	Principal Occupation and Directorships

Qualifications considered for Mr. Lunger included his deep and significant business experience, including leadership roles as an executive and a board member; his experience in a publicly traded life sciences tools company; and his experience in accounting and financial matters.

Jeffrey T. Slovin Age 52 Director since 2016 (Sirona Director since 2006 and Schick Director from 1999 to 2006)
Mr. Slovin currently serves as the Company’s Chief Executive Officer and as a Director on the Company’s Board of Directors. Formerly, Mr. Slovin served as Sirona Dental Systems, Inc.’s Chief Executive Officer from February 2013 through February 2016 and as its President from September 20, 2010 through February 28, 2016. Prior to September 20, 2010, Mr. Slovin served as Sirona Dental Systems, Inc.’s Executive Vice President and Chief Operating Officer of U.S. Operations from June 2006 through September 2010. Prior to that time, Mr. Slovin was Chief Executive Officer of Schick since June 2004 and Schick’s President from December 1999 to June 2004. He has also served as a Schick Director since December 1999. In addition, from November 2001 to June 15, 2004, Mr. Slovin served as Schick’s Chief Operating Officer. From 1999 to November 2001, Mr. Slovin was a Managing Director of Greystone & Co., Inc. From 1996 to 1999, he served in various executive capacities at Sommerset Investment Capital LLC, including Managing Director, and as President of Sommerset Realty Investment Corp. During 1995, Mr. Slovin was a Manager at Fidelity Investments Co. From 1991 to 1994, he was Chief Financial Officer of SportsLab U.S.A. Corp. and, from 1993 to 1994, was also President of Sports and Entertainment Inc. From 1987 to 1991, Mr. Slovin was an associate at Bear Stearns & Co., specializing in mergers and acquisitions and corporate finance. Mr. Slovin is currently a member of the Board of Fellows of the Harvard School of Dental Medicine, and a member of the World President’s Organization. Mr. Slovin holds an M.B.A. degree from Harvard Business School.
Qualifications considered for Mr. Slovin included his role as the former Chief Executive Officer and President of Sirona Dental Systems, Inc.; his extensive experience in the dental industry; and his overall financial, management and leadership experience.

Bret W. Wise Age 56 Director since 2006
Mr. Wise currently serves as the Company’s Executive Chairman of the Board of Directors. Formerly, Mr. Wise served as a member of DENTSPLY’s Board beginning in 2006 and as Chairman from January 1, 2007. He also served as Chief Executive Officer of DENTSPLY from January 1, 2007 through the Merger and as President in 2007 and 2008. Prior to that time, Mr. Wise served as DENTSPLY’s President and Chief Operating Officer in 2006, as Executive Vice President in 2005 and Senior Vice President and Chief Financial Officer from December 2002 through December 2004. From 1999 to 2002, Mr. Wise was Senior Vice President and Chief Financial Officer with Ferro Corporation of Cleveland, OH. From 1994 to 1999 he was Vice President and Chief Financial Officer at WCI Steel, Inc., of Warren, OH; and prior to that he was a partner with KPMG LLP. From 2006 until the company was taken private in 2010, Mr. Wise served on the Board of IMS Health. From 2012 until the time of its sale in September 2015, Mr. Wise served on the Board of Pall Corporation. From 2008 to 2012 Mr. Wise served on the Board (including one year as Chairman) of the Dental Trade Alliance. From 2007 to the present, Mr. Wise has served as a director of Dental Lifeline Network. From October 2016 to the present, Mr. Wise has served as a director of Vyaire Holding Co.
Qualifications considered for Mr. Wise included his role as the former Chief Executive Officer of the Company; his deep and active knowledge and understanding of the dental business and the Company; and his overall general business, financial and accounting knowledge.

Executive Officers
In addition to Mr. Wise and Mr. Slovin, our current executive officers include Rainer Berthan, Christopher Clark, Jonathan Friedman, Maureen MacInnis, Ulrich Michel and James Mosch, who will retire effective as of June 30, 2017. Information concerning the business experience of Mr. Berthan, Mr. Clark, Mr. Friedman, Ms. MacInnis, Mr. Michel and Mr. Mosch follows.
Rainer Berthan Age 53
Mr. Berthan currently serves as the Executive Vice President, Manufacturing and Supply Chain at Dentsply Sirona and Managing Director at the Dentsply Sirona Bensheim site. He leads the manufacturing and supply chain function globally. Formerly, Mr. Berthan held the position of Executive Vice President of Sirona since August 2012. Before joining Sirona, Mr. Berthan worked for five years in the MDAX-listed joint stock company Demag Cranes, where he was member of the Executive Committee of the company holding, as well as the Managing Director of the two subsidiaries Demag Cranes & Components and Gottwald Port Technology - both world leaders in their specific mechanical engineering fields. From 2004 to 2008, Mr. Berthan was the Managing Director of the Chinese subsidiary of Weidmüller, a German electrotechnology company. Between 2002 and 2004 he was a member of the board of New Tech Com Europe, a leading provider of mobile communications infrastructure. Prior to this, Mr. Berthan held various management positions at RWE and Daimler-Benz. Mr. Berthan has a degree in business administration from the Munich University of Applied Sciences.

Christopher T. Clark Age 55
Mr. Clark currently serves as President and Chief Operating Officer, Technologies. Formerly, Mr. Clark held the title of President and Chief Financial Officer of DENTSPLY since April 2013. His primary responsibilities included strategy and business development activities, all finance functions including investor relations, as well as DENTSPLY’s corporate functions for clinical affairs, information technology, manufacturing, human resources, and research and development. Since joining DENTSPLY in September 1992, Mr. Clark held positions of progressive responsibility including Director of Marketing, General Manager & Vice President, Executive Vice President, and for six years was the Company’s Chief Operating Officer. Mr. Clark is a current Board member for the Dental Trade Alliance. Prior to joining DENTSPLY, Mr. Clark was employed with Procter & Gamble in a number of management positions, including Brand Manager of Crest Toothpaste. Mr. Clark received his Bachelor of Arts degree in Economics from Harvard University and has a Master of Business Administration degree in marketing and finance from Columbia University’s Graduate School of Business.

Jonathan I. Friedman Age 46
Mr. Friedman currently serves as Senior Vice President, General Counsel & Secretary. Formerly, Mr. Friedman held the title of General Counsel and Secretary of Sirona since September 2007. From 2001 to 2007, Mr. Friedman was Chief Legal Officer and Secretary of National Medical Health Card Systems, Inc., a NASDAQ listed pharmacy benefit manager. In this role, Mr. Friedman’s primary focus was on corporate acquisitions and financings, general corporate transactions, Exchange Act reporting, corporate governance, intellectual property matters and regulatory compliance. Prior to his tenure at National Medical Health Card Systems, Inc. Mr. Friedman served as Vice President and Deputy General Counsel to a publicly traded company and was an associate at a major New York City law firm. In each of those roles, Mr. Friedman’s emphasis was on public and private securities offerings, mergers and acquisitions, commercial transactions, technology licensing, regulatory compliance and securities law. Mr. Friedman holds a J.D. (graduating cum laude) from St. John’s University School of Law, where he was also the Articles and Notes Editor of the Law Review.

Maureen J. MacInnis Age 56
Ms. MacInnis currently serves as Senior Vice President and Chief Human Resources Officer of Dentsply Sirona. Formerly, Ms. MacInnis held the title of Vice President, Chief Human Resources Officer of DENTSPLY since April 2009. In this role, Ms. MacInnis helps drive growth through clear linkage between the business strategy and people strategies, talent management and succession processes, as well as compensation and benefits, employee relations, leadership development and training. Ms. MacInnis has over 30 years of experience in all aspects of Human Resources, particularly with expertise in organization design, acquisition, succession planning and communications. Prior to joining DENTSPLY, Ms. MacInnis held Human Resources executive positions at CIGNA and at Trane Corporation. Ms. MacInnis graduated from King’s College with a Bachelor of Arts degree in Business Administration and received an MBA from Lehigh University.

Ulrich Michel Age 54
Mr. Michel currently serves as Executive Vice President and Chief Financial Officer of Dentsply Sirona. Formerly, Mr. Michel held the role of Executive Vice President and Chief Financial Officer of Sirona since October 2013. From April 2005 to October 2013 he was Chief Financial Officer of WABCO, a New York Stock Exchange listed company that is a global technology leader in the commercial vehicle industry. Prior to that, he served as Chief Financial Officer for American Standard’s Trane Commercial Systems’ business in the Europe, Middle East, Africa & India Region. Mr. Michel joined American Standard from Honeywell International/Allied Signal where he spent six years in financial leadership positions in the U.S. and Europe, with areas of focus including mergers and acquisitions, the Specialty Chemicals business and the Control Products business. Before joining Honeywell International/Allied Signal, he spent eight years at Pricewaterhouse, working both in the U.S where he qualified as a U.S. Certified Public Accountant, and in Europe where he became a German Wirtschaftsprüfer. He holds a Degree in International Business from the University of Applied Science in Pforzheim, Germany.

James G. Mosch Age 60
Mr. Mosch currently serves as President and Chief Operating Officer, Dental and Healthcare Consumables of Dentsply Sirona. Formerly, Mr. Mosch held the title of Executive Vice President and Chief Operating Officer of DENTSPLY since April 2013. Mr. Mosch joined DENTSPLY in 1994 and since 2003, has held positions of increasing responsibility including Vice President, General Manager and Senior Vice President. Mr. Mosch is a past Board member of the Dental Trade Alliance Foundation. Prior to joining DENTSPLY, Mr. Mosch held several executive positions in the areas of sales, marketing and operations with Baxter International and American Hospital Supply. Mr. Mosch graduated from Purdue University with a Bachelor of Science degree in Industrial Management/Life Sciences and received an MBA from Southern Methodist University.

Votes Required
Nominees for director in an uncontested election are to be elected by a majority of the votes cast at the Annual Meeting (known as “majority voting”). If any nominee who is a sitting director receives less than a majority of the votes cast, a previously tendered resignation by such director becomes effective. The acceptance or rejection of such resignation shall be determined by the Board, taking into consideration, to the extent determinable, the reasons the nominee did not receive a majority vote.
The Board of Directors unanimously recommends a vote FOR the nominees for election as directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Company and to audit the Company’s internal control over financial reporting for the year ending December 31, 2017.
In connection with the audit of the Company’s financial statements, it is expected that PwC will also audit the financial statements of certain subsidiaries of the Company at the close of their current fiscal years. A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.
Following is a summary and description of the fees billed to the Company by PwC for professional services rendered during 2016 and 2015 (in thousands); provided that the “Company” as used in this Proposal 2 refers to DENTSPLY for the time periods prior to the consummation of the Merger, and to DENTSPLY SIRONA for the time periods following the consummation of the Merger:
	2016 ($)	2015 ($)
Audit(1)	4,852	4,100
Audit related(2)	2,387	187
Tax(3)	5,969	2,405
Other(4)	7	7
Total	13,215	6,699

(1)
Audit fees were for professional services rendered for each of the indicated fiscal years in connection with the audits of the Company’s annual consolidated financial statements included in its Form 10-K and review of quarterly consolidated financial statements included in Form 10-Qs, or for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements, including professional services related to the audit of the Company’s internal control over financial reporting.

(2)
Audit related fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements. Such services include consultations on financial accounting and reporting standards and acquisition-related due diligence services.

(3)
Tax fees were for tax compliance related to tax audits and professional services rendered for international tax consulting in each of the indicated fiscal years.

(4)
Other fees were for access to certain research services of PwC.

The Audit Committee reviewed summaries of the services provided by PwC and the related fees and determined that the provision of non-audit services is compatible with maintaining the independence of PwC.
The Audit Committee has adopted procedures for pre-approval of services provided by PwC. Under these procedures, all services to be provided by PwC must be pre-approved by the Audit Committee, or can be pre-approved by the Chairman of the Audit Committee subject to ratification by the Audit Committee at its next meeting. Management makes a presentation to the Audit Committee (or the Chairman of the Audit Committee, as applicable) describing the types of services to be performed and the projected budget for such services. Following this presentation, the Audit Committee advises management of the services that are approved and the projected level of expenditure for such services. All of the fees reported above were approved by the Audit Committee in accordance with its procedures.
The proposal to ratify the appointment of PwC will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If there is an abstention noted on the proxy card for this proposal, the abstention will have the effect of a vote against the proposal, as it is a share represented by proxy and entitled to vote. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.
Neither our By-laws nor other governing documents or law require stockholder ratification of the selection of PwC as our independent auditor. However, the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
The Audit Committee and the Board of Directors unanimously recommend a vote FOR ratification of the selection of PwC as independent registered public accounting firm for the Company for the year ending December 31, 2017.

REPORT OF THE AUDIT AND FINANCE COMMITTEE
In 2016, the Audit Committee was comprised of three directors both prior to and following the Merger, all of whom were independent as defined by NASDAQ Rule 5605. In addition, all 2016 Audit Committee members were designated by the Board as “Audit Committee Financial Experts” under applicable rules and regulations of the SEC. The Audit Committee has and continues to operate under a written charter adopted by the Board. This charter is reviewed at least annually by the Audit Committee and the Board and amended as determined appropriate.
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. In addition, the Audit Committee approves and retains the Company’s independent registered public accounting firm.
Management is responsible for the Company’s internal controls, including internal control over financial reporting, and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and an audit of the Company’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”); and to issue a report thereon. The Audit Committee’s responsibility is to oversee these processes.
In this context, the Audit Committee has met and held discussions with management and PwC. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles (“GAAP”), and the Audit Committee has reviewed and discussed the audited financial statements with management and PwC. The Audit Committee discussed with PwC the matters required to be discussed under the rules adopted by the PCAOB.
In addition, the Audit Committee has discussed with PwC the firm’s independence from the Company and its management and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.
The Audit Committee discussed with PwC the overall scope and plans for their audits. The Audit Committee meets with PwC, with and without management present, to discuss the results of PwC’s examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based upon the Audit Committee’s discussions with management and PwC and the Audit Committee’s review of the representations of management and the report of PwC to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2016 filed with the SEC.
AUDIT AND FINANCE COMMITTEE
Francis J. Lunger	David K. Beecken	Eric K. Brandt

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers as disclosed in this Proxy Statement. This proposal is also referred to as the “Say-on-Pay” vote.
The HR Committee has overall responsibility for evaluating and determining the Company’s executive compensation, and all of the members of the Board approve the compensation of the Executive Chairman and the CEO. The HR Committee was during 2016, and is currently comprised solely of independent directors. The Compensation Discussion and Analysis (“CD&A”) in this Proxy Statement provides an extensive description of the process and substance of the activity of the HR Committee in determining executive compensation generally and for 2016.
DENTSPLY SIRONA’s compensation philosophy is designed to align executive compensation with our short-term and long-term performance, and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for our executives is directly related to our stock price performance and to other performance factors that measure our progress against our strategic and operating plans. Below is a summary of some key points of our executive compensation program.
We emphasize pay for performance and tie a significant amount of our Named Executive Officers’ pay to performance.   Consistent with our performance based compensation philosophy, we reserve the largest portion of potential compensation for performance and equity based programs. Our performance based annual incentive program rewards short-term performance, while our equity incentive awards, coupled with our mandatory stock ownership guidelines, reward long-term performance and align the interests of our executives with those of our stockholders. Performance goals under our annual bonus program and, as applicable, under our equity incentive awards, focus on objectives that the HR Committee believes can drive the Company’s performance.
We believe that our compensation programs are aligned with the long-term interests of our stockholders.   We believe that equity incentive awards coupled with our stock ownership guidelines serve to align the interests of our executives with those of our stockholders, by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program. Stock options, restricted stock units, and performance restricted stock units more closely align the long-term interests of our executives with those of our stockholders. This is because the recipient will realize a higher level of compensation if our stock price increases over the life of the option and restricted stock unit.
We provide competitive pay opportunities to attract and retain talented executive management.   The HR Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. We target the 50th percentile of the market for base salary, annual target cash compensation levels, and our equity compensation. This positioning places greater emphasis on long-term risk-based pay, alignment with stockholder interests and long-term retention.
Stockholders are urged to read the CD&A, which discusses in detail our compensation policies, procedures and practices, and the accompanying Executive Compensation Tables. The HR Committee and the Board believe that these policies, procedures and practices are effective in implementing our compensation philosophy and in achieving the Company’s goals.
This advisory stockholder vote gives you, as a stockholder, the opportunity to endorse or not endorse our executive pay program and policies through the resolution below. We believe the philosophy and approach described in the CD&A and summarized above has worked well for the Company, as historically the Company has delivered solid performance and returns to its stockholders.

The Board strongly endorses the Company’s executive compensation program and recommends that the stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Although the advisory vote is non-binding and will not require the Company to take any action, the HR Committee and the Board will consider our stockholders’ vote and take any concerns into account in future determinations concerning our executive compensation program.
The Board of Directors unanimously recommends a vote FOR the approval of the compensation of the Company’s Named Executive Officers.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY TO HOLD VOTE ON EXECUTIVE COMPENSATION
Background
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to indicate how frequently they believe we should seek an advisory Say-On-Pay vote. At the Company’s 2011 Annual Meeting, the majority of our stockholders voted to advise us to include a Say-On-Pay proposal every year, and the Board determined that the Company will hold an advisory stockholder vote on the compensation of our Named Executive Officers every year. A non-binding, advisory vote on the frequency of Say-On-Pay proposals must be held at least once every six years, including this year. Accordingly, we are seeking an advisory determination from our stockholders as to the frequency with which we should present a Say-On-Pay vote to the stockholders. Stockholders have the option of selecting a frequency of three years, two years, one year, or abstaining.
For the reasons described below, our Board recommends that our stockholders select a frequency of one year.
•
At the Company’s 2011 Annual Meeting, our stockholders expressed a preference that advisory votes on executive compensation occur every year. In accordance with the results of that vote, the Board determined to implement an advisory vote on executive compensation every year until the next vote on the frequency of stockholder votes on executive compensation, which will occur with this 2017 Annual Meeting.

•
After careful consideration of the Company’s Say-on-Pay vote results over the past six years, input received through our stockholder outreach process, the Say-on-Pay vote frequency for comparable companies and other matters the Board considered to be relevant, the Board determined to recommend that the stockholders continue to hold the advisory vote on executive compensation every year.

•
In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow the Company’s stockholders to provide the Company with their direct input on the Company’s compensation philosophy, policies and practices as disclosed in the proxy statement every year.

•
Additionally, an annual advisory vote on executive compensation is consistent with the Company’s policy of seeking input from, and engaging in discussions with, the Company’s stockholders on corporate governance matters and the Company’s executive compensation philosophy, policies and practices.

The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that an advisory stockholder vote to approve the compensation paid to DENTSPLY SIRONA’s Named Executive Officers, as disclosed in the CD&A, compensation tables and narrative discussion, be submitted to DENTSPLY SIRONA’s stockholders every: (i) three years, (ii) two years or (iii) one year; with such frequency that receives the highest number of votes cast being the preferred advisory vote of stockholders.”
This vote is advisory, and therefore not binding on the Company, the HR Committee or our Board of Directors. Stockholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.
The Board of Directors unanimously recommends a vote for every “ONE YEAR” as the frequency for an advisory vote on the compensation of our Named Executive Officers.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The DENTSPLY SIRONA HR Committee is currently, and was during 2016 following the Merger, comprised of four directors, all of whom are independent under NASDAQ Rule 5605, and operates under a written charter. Prior to the Merger, the HR Committee consisted of three members, all of whom were independent directors. The following report describes the components of the Company’s executive officer compensation programs, and the basis on which 2016 compensation determinations were made with respect to the executive officers of the Company. The HR Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement. Based on such review and discussions, the HR Committee has recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s Form 10-K for the year ended December 31, 2016.
HUMAN RESOURCES COMMITTEE
Arthur D. Kowaloff	David K. Beecken	Eric K. Brandt	Michael J. Coleman

COMPENSATION DISCUSSION AND ANALYSIS
I.
Executive Summary

General Background
This section discusses the principles underlying our policies and provides information and analysis of decisions made concerning the compensation of the Company’s executive officers for 2016. This information describes the processes and considerations on which compensation was earned and awarded to our executive officers, and provides perspective on the tables and narrative that follow, with the focus on the compensation of our Named Executive Officers (“NEOs”) in 2016. As such, unless otherwise specified or clearly required by the context, when used in this section and the tables and narrative that follow (a) the words “DENTSPLY SIRONA,” “Company,” “we,” “us,” and “our,” shall be deemed to refer to DENTSPLY for the time period prior to the Merger and to DENTSPLY SIRONA Inc. for the time period following the Merger, and (b) the terms “HR Committee” and “Committee” shall be deemed to refer to the HR Committee of DENTSPLY for the time period prior to the Merger and to the HR Committee of DENTSPLY SIRONA Inc. for the time period following the Merger.
This CD&A is organized under the following sections:
I.
Executive Summary
General Background
2016 Named Executive Officers
Pay for Performance Review
Relationship between Company Performance and CEO Compensation
Investor Outreach and Say-on-Pay Vote in 2016

II.
Determination of 2016 Executive Compensation
Roles in Executive Compensation
Compensation Philosophy and Objectives
Review of Pay Relative to Peer Groups
Fiscal 2015 Performance
Determination of Annual Base Salaries
Determination of Annual Incentive Awards
Determination of Equity Incentive Compensation
Compensation Recoupment Policy

III.
Post-Termination Arrangements
Termination of Employment
Termination following Change-in-Control

IV.
Retirement and Other Benefits

V.
Executive Stock Ownership Guidelines

VI.
Tax Deductibility of Executive Compensation

VII.
Hedging and Pledging of Company Stock

2016 Named Executive Officers
The Company’s NEOs in 2016 were the following:
•
Jeffrey T. Slovin and Bret W. Wise, the two individuals who served as the Company’s Chief Executive Officer during 2016;

•
Ulrich Michel and Christopher T. Clark, the two individuals who served as the Company’s Chief Financial Officer during 2016;

•
Jonathan I. Friedman, Maureen J. MacInnis and James G. Mosch, the three other most highly compensated executive officers in 2016 who were serving as executive officers at the end of 2016.

Pay for Performance Review
Pay for performance has been and is an important component of our compensation philosophy. Our compensation approach, which is described in greater detail below, is designed to motivate officers, including the NEOs, to substantially contribute individually and collaboratively to the Company’s long-term, sustainable growth. The annual and equity incentive components are tied directly to the performance of the Company and stockholder value. The Company has designed its executive compensation programs such that there is a correlation between level of position and degree of risk of obtaining target compensation. Based on this principle, a higher percentage of the total compensation of the Company’s more senior executives with the highest levels of responsibility has been variable and subject to performance. The table below shows the percentage of each NEO’s total compensation for 2016 which was variable.
NEO	Short-Term Incentive Compensation as Percentage of Total 2016 Compensation	Long-Term Incentive Compensation as Percentage of Total 2016 Compensation	Total Incentive Compensation as Percentage of Total 2016 Compensation
Bret W. Wise Executive Chairman	9.5%	69.8%	79.4%
Jeffrey T. Slovin Chief Executive Officer	11.7%	62.5%	74.2%
Christopher T. Clark President and Chief Operating Officer, Technologies	9.9%	61.6%	71.5%
James G. Mosch President and Chief Operating Officer, Dental and Healthcare Consumables	9.3%	60.4%	69.7%
Ulrich Michel Executive Vice President and Chief Financial Officer	15.4%	32.8%	48.2%
Maureen J. MacInnis Senior Vice President and Chief Human Resources Officer	9.3%	38.8%	48.1%
Jonathan I. Friedman Senior Vice President, Secretary and General Counsel	14.7%	29.2%	43.9%
Relationship between Company Performance and CEO Compensation
As part of the review of the CEO’s compensation, the Committee reviewed and approved the Company’s goals and objectives, which were relevant to the compensation of the Company’s CEO, and evaluated the CEO’s performance with respect to those goals and objectives. The Board then determined the CEO’s total compensation level based on such evaluation and the other information described in this report. The Committee also reviewed and approved compensation and incentive arrangements (including performance-based arrangements and bonus awards under the Company’s 2016 Annual Incentive Plan (the “Annual Incentive Plan”)) for the Company’s other NEOs (as well as such other employees of the Company as the Committee may determine from time to time to be necessary or desirable) and the grant of equity incentive awards pursuant to the Company’s Equity Incentive Plans (as defined below).

The following table illustrates the relationship between the Company’s performance, based on the performance metrics deemed most important and applied by the Committee, and CEO compensation.
	2014 Annual Incentive Target Achievement & Annual Incentive Comp			2015 Annual Incentive Target Achievement & Annual Incentive Comp			2016 Annual Incentive Target Achievement & Annual Incentive Comp
	At 100%	Achieved	Incentive Comp Paid	At 100%	Achieved	Incentive Comp Paid	At 100%	Achieved	Incentive Comp Paid
Jeffrey T. Slovin(1)							$1,235,000	50.5%	$623,200
Bret W. Wise(2)	$1,128,000	97.7%	$1,102,500	$1,170,000	128.2.%	$1,499,900

(1)
Mr. Slovin was appointed CEO on February 29, 2016, after joining the Company from Sirona. His information is included for the Company’s 2016 fiscal year.

(2)
Mr. Wise served as the Company’s CEO from January 1, 2007 until February 29, 2016. His information is included for the Company’s 2015 and 2014 fiscal years.

As shown in the table above and discussed in greater detail below under “Determination of Annual Incentive Awards,” the Committee believes in establishing fair, but challenging performance objectives for the NEOs’ annual incentive compensation and consequently, performance targets are not always met even despite overall successful Company performance. In 2014 and 2015, targets were largely achieved or exceeded, and annual incentive compensation was awarded accordingly. In 2016, targets were only partly achieved, and accordingly, annual incentive compensation was awarded to the NEOs at 50.5% attainment of target performance.
Investor Outreach and Say-on-Pay Vote in 2016
In 2016 at the Annual Meeting of Stockholders, stockholders of the Company had the opportunity to vote, on an advisory basis, on the Company’s executive compensation. Ninety-eight percent (98%) of the stockholders who voted on the matter approved, on an advisory basis, the Company’s executive compensation. The Committee viewed this as strong support of the Committee’s approach to the determination and setting of the compensation of the Company’s executives and continued to apply the same effective principles and philosophies that have been applied in prior years when making compensation decisions for 2016. These principles and philosophies are highlighted and described more fully below.
To ensure that the Committee considers stockholder views on compensation matters, we maintain an active investor relations program. Throughout the year, we are engaged with our actively-managed stockholders, which represent in the aggregate a majority of our shares. The Committee receives regular updates on investor feedback and understands that stockholders remain focused on the alignment of pay and performance.
II.
Determination of 2016 Executive Compensation

The Company’s intention in developing total annual compensation for executives is to balance creating value for our stockholders with providing meaningful compensation to our named executives that recognizes their contributions to the organization and supports their value creation initiatives. Salary ranges, annual bonus plan targets and equity compensation targets were developed using a “total compensation” perspective which considers all components of compensation. To that end, the HR Committee adopted a compensation program structure that targets overall NEO total compensation at the market median of DENTSPLY SIRONA’s compensation peer group while allowing for the opportunity to earn more or less than target based on actual performance.

Roles in Executive Compensation
In anticipation of the consummation of the Merger, DENTSPLY and Sirona established a joint working group consisting of three members from the HR Committee of the board of directors of DENTSPLY and two members of the Compensation Committee of the board of directors of Sirona (the “Joint Committee”). The Joint Committee was formed to determine compensation for the CEO and the Executive Chairman pursuant to “Compensation Principles” approved by the boards of directors of both companies. Following that process, the HR Committee established 2016 compensation for the other NEOs. Both the Joint Committee and the HR Committee were assisted in their work regarding executive compensation by the Company’s Corporate Human Resources Department and considered recommendations from the CEO and Executive Chairman regarding compensation for the NEOs other than themselves. In addition, with respect to the compensation established for the NEOs in 2016, the Joint Committee and the HR Committee engaged independent compensation consultants, Exequity LLP and Pearl Meyer & Partners (together with Exequity LLP, the “Independent Compensation Consultants”), to advise on matters related to the compensation of the CEO and other executives. Following the consummation of the merger and the establishment of 2016 NEO pay levels, the HR Committee engaged Pay Governance LLC as its independent compensation consultant for the combined company.
Compensation Philosophy and Objectives
The HR Committee’s compensation philosophy was to provide a compensation package designed to satisfy the following principal objectives:
•
to align executive compensation with corporate performance and stockholder interests. This was accomplished by rewarding performance that was directly linked to achievement of the Company’s business plans, financial objectives and strategic goals, as well as increases in the Company’s stock price;

•
to tie components of executives’ compensation to the Company’s performance by providing incentives and rewarding individual, team and collective performance, such as through the execution of actions that contribute to the achievement of the Company’s strategies and goals, including accomplishments within assigned functional areas and successfully managing their respective organizations;

•
to both attract and retain executives and key contributors with the skills, capabilities and experience necessary for the Company to achieve its business objectives. This requires that the Company’s compensation programs be competitive with market compensation practices and performance-based; and

•
to balance risk and reward to motivate and incentivize business performance without encouraging inappropriate risk taking.

In furtherance of the philosophy and objectives discussed above, the compensation program for executive officers in 2016 consisted of the components outlined in the chart below:
COMPENSATION COMPONENTS
Component	Description	Purpose/Benefits
Base Annual Salary	Short-term compensation Fixed cash component	Attract and retain quality management Competitive with the market Recognize executive’s level of responsibility and experience in position
Annual Incentive Plan	Short-term compensation Cash award based on accomplishment of annual financial objectives related to internal sales growth and non-GAAP earnings per share (80%) and strategic objectives (20%)	Motivate and reward performance relative to annual objectives Competitive with market to attract and retain executive management Based on performance of the Company to align with stockholder interest
Equity Incentive Compensation	Long-term compensation
	Equity incentive awards consisting of stock options and restricted stock units, some of which vest with the passage of time and some of which vest with the passage of time in combination with specific performance objectives	Reward for sustaining long-term performance Align directly with stockholder interest Enhancement of long-term stockholder value Retention
Retirement Benefits; Deferred Compensation Benefits; and Benefits Payable Upon Termination and/or a Change-in-Control Event	Basic economic, retirement, termination and change-in-control benefits	Attract and retain quality management Provide basic short and long-term security Support focus on Company’s activities and interest during change-in-control event
The Committee believes that compensation paid to the Company’s executive officers should be competitive with the market, be aligned with the performance of the Company on both a short-term and long-term basis, take into consideration individual performance of the executive, and assist the Company in attracting and retaining key executives critical to the Company’s long-term success. The Company’s executive compensation program balanced a level of fixed compensation with incentive compensation, that varied with the performance of the Company and the performance of the individual executive’s areas of responsibility. The Company’s base pay and benefit programs for executives provided fixed compensation that was competitive with the market for companies of similar size and scope. The annual incentive compensation plan rewarded performance measured against goals and standards established by the Committee, and the long-term incentive compensation was designed to encourage executives to increase stockholder value by focusing on growth in revenue and earnings, generation of cash flow and efficient deployment of capital.

Other objectives of the total compensation program are to provide: the ability for executives to accumulate capital, predominantly in the form of equity in the Company, in order to align executive interests with those of the stockholders; a competitive level of retirement income; and, in the event of certain circumstances, such as termination of employment in connection with a change-in-control of the Company, special severance protection to help ensure executive retention during the process and to ensure executive focus on serving the Company and stockholder interests without the distraction of possible job and income loss.
Review of Pay Relative to Peer Groups
In preparation of the Merger, the Joint Committee adopted a peer group of fifteen companies intended to be more closely aligned with the size and nature of operations of the merged Company’s business (the “Primary Peer Group”). The Primary Peer Group is identified below (median revenue approximates $3.1B; Dentsply Sirona revenue approximates $3.8B):
Dentsply Sirona Peer Group
Becton, Dickinson and Co.	Hologic, Inc.	ResMed Inc.
Boston Scientific Corporation	Intuitive Surgical, Inc.	St. Jude Medical
C.R. Bard Inc.	Mettler-Toledo International Inc.	The Cooper Companies, Inc.
Edwards Lifesciences Corp.	Patterson Companies Inc.	Varian Medical Systems Inc
Henry Schein Inc.	PerkinElmer Inc.	Zimmer Biomet Holdings Inc.
Data from this Primary Peer Group was considered by the Joint Committee in evaluating the amount and proportions of base pay, annual incentive pay and long-term compensation, as well as the targeted total compensation value for Mr. Slovin as Chief Executive Officer and Mr. Wise as Executive Chairman. The same peer group was considered in evaluating the compensation of Mr. Michel as Chief Financial Officer. Additionally, the compensation levels for the other NEOs was determined using custom cuts of companies of similar size, industry and complexity, from a broad compensation survey provided by Towers Watson (together with the Primary Peer Group, the “Peer Groups”).
The analysis by the Independent Compensation Consultants reflected that in general, the targeted total direct compensation (base salary, annual incentive and annualized expected value of long-term incentives) of the Company’s executive officers was typically around the 50th percentile of the market, as reflected in the Peer Group data. This is affected by the performance and experience of each executive officer and the performance of the Company relative to the performance targets established in the annual incentive plan and can be higher or lower than the expected percentile depending on performance.
The Committee did not consider the overall wealth accumulation of executives in establishing the 2016 levels of compensation, except as it relates to meeting the Company’s stock ownership guidelines for officers, to the extent the prior year’s compensation is considered in the comparative analysis described above, and in recognition that the Company’s compensation program provides the opportunity over time for executives to build additional wealth.
The Committee also annually reviews the specific components and a comprehensive aggregation of the entire executive compensation pay and programs.

Fiscal 2015 Performance
Information regarding the Company’s performance in 2015 was taken into consideration by the Committee when it established the 2016 compensation for the NEOs. For the year ended December 31, 2015, sales were $2.674 billion, or $2.582 billion excluding precious metal content.
The following table reflects the Company’s sales and earnings in fiscal year 2015 and 2014.
	2015	2014	Change (%)
	($ in millions, except EPS)	($ in millions, except EPS)
Net Sales	2,674.3	2,922.6	(8.5)
Net Sales (excluding precious metal content)(1)	2,581.5	2,792.7	(7.6)
Earnings Per Diluted Common Share (EPS)	1.76	2.24	(21.4)
Adjusted Earnings Per Diluted Common Share (EPS)(1)	2.62	2.50	4.8

(1)
In this table, the Company is providing GAAP information for “Net Sales” and “Earnings Per Diluted Common Share” and non-GAAP information for the other measures, as it believes that this presentation of non-GAAP information, for purposes of this CD&A, provides a better measure of performance for comparison purposes. Please see Appendix A to this Proxy Statement for a reconciliation of non-GAAP information to GAAP information.

The following table has been included for reference and reflects the Company’s sales and earnings in fiscal year 2016 and 2015.
	2016	2015	Change (%)
	($ in millions, except EPS)	($ in millions, except EPS)
Net Sales	3,745.3	2,674.3	40.0
Net Sales (excluding precious metal content)(1)	3,681.0	2,581.5	42.6
Earnings Per Diluted Common Share (EPS)	1.94	1.76	10.2
Adjusted Earnings Per Diluted Common Share (EPS)(1)	2.78	2.62	6.1

(1)
In this table, the Company is providing GAAP information for “Net Sales” and “Earnings Per Diluted Common Share” and non-GAAP information for the other measures, as it believes that this presentation of non-GAAP information, for purposes of this CD&A, provides a better measure of performance for comparison purposes. Please see Appendix A to this Proxy Statement for a reconciliation of non-GAAP information to GAAP information.

Determination of Annual Base Salaries
In establishing base salaries of the Company’s executives, the Committee strived to reflect the external market value of a particular role as well as the experiences and qualifications that an individual has brought to the role. The primary purpose of the Company’s base salaries was to pay a fair, market competitive rate in order to attract and retain key executives. Base salary adjustments are generally made annually and have in the past been awarded based on individual performance, level of responsibilities, competitive data from the Peer Group reviews, employee retention efforts, annual salary budget guidelines and the Company’s overall compensation philosophies discussed above. Base salaries are targeted to a range around the 50th percentile of the base pay paid by the Peer Groups for a comparable role in order to ensure that the Company is able to compete in the market for outstanding employees without unduly emphasizing fixed compensation, but may be higher or lower based on individual performance and experience level.
The starting point for the Committee in establishing 2016 base salaries and annual incentive awards was to review the total annual cash compensation of the executive officers against the total annual cash compensation for comparable positions in the Peer Groups. In determining the total annual cash compensation of an executive officer, the Committee established a comparative base salary and what the annual incentive awards for the executive officers would be at the 100% target achievement level (as further described in “Determination of Annual Incentive Awards” below), relative to comparable positions reflected in the Peer Groups. Once the Committee established the appropriate range for base salaries, the Committee adjusted the base salary of the individual executive officer based on consideration of several factors, including individual performance, Company performance, the experience level of the executive, the nature and breadth of the executive’s responsibilities, and the desire to minimize the risk of losing the services of the executive to another company. Total direct compensation in relation to other executives, as well as prior year individual performance and performance of the business lines for which the executive is responsible, were also taken into consideration in determining any adjustment.
The base salaries and total compensation of the Executive Chairman and Chief Executive Officer were reviewed and approved in November 2015 by the Joint Committee. The approved annual base salaries for the NEOs for 2016 are as follows:
Name	Base Salary
Bret W. Wise, Executive Chairman(1)	$900,000
Jeffrey T. Slovin, Chief Executive Officer(2)	$950,000
Christopher T. Clark, President and Chief Operating Officer, Technologies	$655,600
James G. Mosch, President and Chief Operating Officer, Dental and Healthcare Consumables	$590,300
Ulrich Michel, Executive Vice President and Chief Financial Officer(2)	€589,578
Maureen J. MacInnis, Senior Vice President and Chief Human Resources Officer	$377,200
Jonathan I. Friedman, Senior Vice President, Secretary and General Counsel(2)	$435,000

(1)
Mr. Wise served as CEO until February 29, 2016, as of which date his annual salary of  $975,000 was adjusted to $900,000.

(2)
Messrs. Slovin, Michel and Friedman joined the Company on February 29, 2016 as a result of the Merger. The stated salary for Messrs. Slovin, Michel and Friedman in each case reflects the annualized salary, of which pro-rated amounts of  $802,919, $518,700 and $366,648 were paid by Dentsply Sirona to Messrs. Slovin, Michel and Friedman, respectively.

Determination of Annual Incentive Awards
Rationale
As discussed above under “Compensation Philosophy and Objectives,” the Committee believes in the importance of having a significant portion of an executive’s total annual cash compensation tied to the annual performance of the Company and its businesses. It was intended that this component of the total compensation be competitive with the market, but that it would also reward executives for good performance and reduce the targeted compensation opportunity for performance that fails to meet the objectives established by the Committee. The Committee believes that employees in higher level positions should have a higher proportion of their total compensation delivered through pay-for-performance cash incentives in order for their total annual compensation to be more significantly correlated, both upward and downward, to the Company’s performance. The Committee believes this approach helps to align the compensation and objectives of the executives with the Company and its stockholders.
Incentive Award Grant Practices
The Committee annually reviews and establishes targets for annual bonus payouts to be applicable for the performance year. These targets are generally established at the beginning of the performance year in connection with the approval of the Company’s budget for such year. In 2016, the targets were again reviewed in connection with the consummation of the Merger. In establishing the target payouts, the Committee evaluated the compensation levels in the Peer Groups. The Committee established performance targets for the executive officers, which if achieved at the 100% level, would result in annual bonuses that, in combination with base salary, would be competitive in the 50th percentile range with the total annual compensation of comparable positions in the Peer Groups. If the Company exceeds the targets established by the Committee, the executives are rewarded with higher annual bonuses and if the Company falls below the targets, the executives’ bonuses are reduced below the 100% target level. The general principle in setting targets and measuring performance is that management is responsible and accountable for the financial results of the Company.
2016 Incentive Targets
Consistent with the principles outlined above, for 2016, the bonus targets for the NEOs ranged from 60% to 130% of base salary depending on the executive’s position, as set forth below.
Name	Target as Percent of Salary
Bret W. Wise, Executive Chairman	120%
Jeffrey T. Slovin, Chief Executive Officer	130%
Christopher T. Clark, President and Chief Operating Officer, Technologies	85%
James G. Mosch, President and Chief Operating Officer, Dental and Healthcare Consumables	75%
Ulrich Michel, Executive Vice President and Chief Financial Officer	75%
Maureen J. MacInnis, Senior Vice President and Chief Human Resources Officer	60%
Jonathan I. Friedman, Senior Vice President, Secretary and General Counsel	60%
2016 Performance Measures
The Committee, and the independent members of the Board for the CEO and the Executive Chairman, determined the general performance measures and other terms and conditions of awards for executives covered under the Company’s Annual Incentive Plan, and the weight attributable to each performance goal for the NEOs. The performance measures established by the Committee for the NEOs at the beginning of 2016, based on the annual budget approved by the Board, were allocated 80% to financial and 20% to strategic objectives.
Financial Objectives
Weight	Metric	Range
40%	Internal Sales Growth(1)		Internal Sales Growth(1)		Attainment
		Threshold	3.5%		70%
		Target	5.0%		100%
		Maximum	7.5%		200%
40%	Non-GAAP EPS(2)		Non-GAAP EPS(2)	Non-GAAP EPS Growth(2)	Attainment
		Threshold	$2.71	3.4%	50%
		Target	$2.81	7.3%	100%
		Maximum	$2.91	11.1%	200%

(1)
Internal Sales Growth was measured on a full year pro forma basis at constant currency and excluding the impact of acquisitions.

(2)
Non-GAAP earnings per shares (EPS) was measured at constant budgeted currency rates.

Awards may range from no award being earned to 200% of target, although attainment at the maximum award level would be extremely difficult and is not expected. Awards for the positions of the Company’s NEOs over the last three years have ranged from 50.5% to 128.2% of target.
Strategic Objectives
The strategic objectives which comprised 20% of the NEOs’ target related to developing and implementing efficiency initiatives designed to reach synergy objectives, promote integrated solutions and facilitate growth. The objective included four specific strategic areas to be addressed, including certain goals of actual financial performance versus the approved budget for the initiatives.
2016 Target Achievement
Annual cash incentive awards for 2016 were determined by multiplying the results for each performance objective (i.e., the percentage of that target award payable based on performance) by the target award opportunity for each NEO as described above, and then multiplied by the base salary as of December 31, 2016, the end of the performance period. At its February 2017 meeting, the Committee reviewed the performance of the Company and its executives with respect to the annual objectives to determine whether the NEOs had met or exceeded the 2016 performance goal, and awarded performance attainment relative to the financial and strategic objectives as follows:
	Target	Actual	Attainment	Weighting
Internal Sales Growth(1)	5.0%	2.4%	0.0%	40%
Non-GAAP EPS(2)	$2.81	$2.74	63.7%	40%
Total Financial Objectives	—	—	31.8%	80%
Strategic Objectives	—	—	125%	20%
Total Attainment	—	—	50.5%	100%
(1)
Internal Sales Growth, a non-GAAP measure, was measured on a full year pro forma basis at constant currency and excluding the impact of acquisitions. Please see Appendix A — “Internal Sales Growth” — “Internal Sales Growth Reconciliation — AIP Measurement” for a reconciliation of Internal Sales Growth to the corresponding GAAP information.

(2)
Non-GAAP earnings per shares (EPS) was measured at constant budgeted currency rates. Please see Appendix A — “Net Income and EPS /Adjusted Net Income and Adjusted EPS” — “EPS Reconciliation — AIP Measurement” for a reconciliation of Non-GAAP EPS to GAAP EPS.

In 2016, the Company met its efficiency initiative, including implementing a strong cultural foundation to drive excellence across the organization, developing a comprehensive employee communication program, designing and implementing a new operating model, as well as creating platforms to reach or exceed synergy objectives. The Committee reviewed the performance of the Company relative to the four individual strategic objectives and determined that one objective was exceeded substantially, one objective was exceeded, one objective was achieved and one objective was partially achieved. The Committee concluded that in the aggregate, management had successfully exceeded the target on the strategic objectives and awarded 125% compared to a target for the strategic objective of 100%.
Based on this review of strategic and financial attainment, the NEOs were paid non-equity incentive compensation as set forth below:
Name	Target ($)	Actual ($)	Achievement (%)
Bret W. Wise, Executive Chairman	1,095,000	552,500	50.5%
Jeffrey T. Slovin, Chief Executive Officer	1,235,000	623,200	50.5%
Christopher T. Clark, President and Chief Operating Officer, Technologies	557,260	281,200	50.5%
James G. Mosch, President and Chief Operating Officer, Dental and Healthcare Consumables	442,725	223,400	50.5%
Ulrich Michel, Executive Vice President and Chief Financial Officer	487,526	245,977	50.5%
Maureen J. MacInnis, Senior Vice President and Chief Human Resources Officer	226,320	114,200	50.5%
Jonathan I. Friedman, Senior Vice President, Secretary and General Counsel	261,000	131,700	50.5%

Determination of Equity Incentive Compensation
Rationale
The third principal component in total compensation for the Company’s executives in 2016 was the award of equity incentives. The long-term incentive program was designed to reward long-term performance and was comprised of three components in 2016:
•
Stock option awards designed to reward stock price growth;

•
Time-based restricted stock unit (“RSU”) awards (in addition to performance requirements for certain NEOs); and

•
Performance-based restricted stock unit (“PRSU”) awards based on accomplishment of a specific three-year performance objective.

The Committee believes that equity incentive compensation serves an essential purpose in: (i) attracting and retaining senior executives, (ii) providing them with long-term incentives to maximize stockholder value, and (iii) aligning the interests of the executive officers with those of our stockholders. A strong performance-based link is created between stockholder value and executive pay through (i) the long-term performance objectives of the PRSUs, (ii) the significant vesting period of the RSUs (in addition to further performance criteria for certain executives); and (iii) the fact that stock options gain value to the executive only when and to the extent that share price exceeds the exercise price of the option.
Equity Award Grant Practices
Long-term incentive awards for executive officers generally are made annually, as part of the “total remuneration” approach to executive compensation. In 2016, equity awards were granted to Messrs. Wise, Clark, Mosch and Ms. MacInnis under the DENTSPLY International, Inc. 2010 Equity Incentive Plan (the “DENTSPLY Plan”) on February 17, 2016, prior to the consummation of the Merger, and to Messrs. Slovin, Michel and Friedman under the DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan (the “Omnibus Plan,” and together with the DENTSPLY Plan, the “Equity Incentive Plans”) on March 1, 2016, following the consummation of the Merger. Under the Omnibus Plan, which became effective on February 29, 2016 in connection with the consummation of the Merger, certain equity awards were also issued in connection with the assumption by the Company of the equity awards granted under prior Sirona equity compensation plans (the “Prior Sirona Plans”), outstanding as of immediately prior to the consummation of the Merger (the “Rollover Awards”).
Options
Stock options were granted at the closing price on the day of the grant and accordingly, will have value only if the market price of the Company’s common stock increases after the grant date. The 2016 stock option grants vest and become exercisable over three years — one-third on each of the first three anniversaries following grant — and are exercisable for a maximum of ten years from the grant date, subject to earlier expiration in the event of certain terminations of employment. Individuals generally have 90 days upon termination to exercise any vested stock options; after the 90 days, the stock options are forfeited. Stock options granted in 2016 are forfeited if the executive voluntarily leaves the Company prior to vesting or qualified retirement. The Company’s stock options are typically granted at the Board meeting in February each year, with a grant date that is generally three business days after the Company’s report of financial results for the prior year. Any grants for newly hired executive officers are typically approved following the executive officer’s employment date and grants generally occur three business days after the Company’s report of quarterly financial results. Further details regarding option grants to the 2016 NEOs are provided below under “Executive Compensation Tables,” “Grants of Plan-Based Awards.”

RSUs
RSUs awarded in 2016 provided for cliff vesting after three (3) years and, for Messrs. Wise, Clark and Mosch, included a performance requirement that the aggregate net income of the Company over the three year vesting period, excluding costs in the Restructuring, Impairment and Other Costs Line of the income statement, be positive. RSUs were granted with dividend equivalent rights subject to the same conditions and vesting periods as the RSUs. RSUs granted in 2016 are forfeited if the executive voluntarily leaves the Company prior to full vesting or qualified retirement. Further details regarding RSU grants to the 2016 NEOs are provided below under “Executive Compensation Tables” — “Grants of Plan-Based Awards.”
PRSUs
PRSUs awarded in 2016 provided for cliff vesting after three (3) years, with a three (3) year annual performance measure based on the target of 10% non-GAAP EPS (as defined below) growth over the previous year’s actual number, as shown below:
	Non-GAAP EPS Growth(1)	Attainment
Threshold	7%	70%
Target	10%	100%
Maximum	15%	200%

(1)
Non-GAAP earnings per share (EPS) excludes currency impacts and the 2017 annualization impacts on share count and EPS from the merger and purchase accounting.

Performance will be the better of  (i) locked in payout attainment at the end of each year, ranging from 0% to 200% for each individual year or (ii) three year cumulative attainment reaching from 0% to 200% for the cumulative period. PRSU’s were granted with dividend equivalent rights subject to the same conditions and vesting periods as the PRSUs. PRSUs granted in 2016 are forfeited if the executive voluntarily leaves the Company prior to full vesting or qualified retirement. Further details regarding PRSU grants to the 2016 NEOs are provided below under “Executive Compensation Tables” — “Grants of Plan-Based Awards.”
2016 Target Achievement
The 2016 PRSUs are based on a three (3) year annual performance measure. In 2016, the non-GAAP EPS growth associated with the PRSUs was achieved at 9.1% non-GAAP EPS growth or 91% of target for the first year. Please see Appendix A — “Net Income and EPS /Adjusted Net Income and Adjusted EPS” — “EPS Reconciliation — PRSU Measurement” for a reconciliation of Non-GAAP EPS to GAAP EPS.
Guidelines and Grant Allocations
Guidelines for the size and type of awards were developed based upon, among other factors, the Committee’s review of the Peer Group data, input from the Independent Compensation Consultants, shares available for grant under the Equity Incentive Plans, the executive’s position in the Company, his or her contributions to the Company’s objectives, and total direct compensation, as compared to the Peer Groups. Equity awards comprised a larger portion of the NEOs’ compensation to more closely align their compensation and interests with the interests of stockholders. The Committee also took into consideration the Company’s performance against its business and financial objectives and its strategic plan, and individual performance, as well as the allocation of overall share usage under the Company’s Equity Incentive Plans.

Equity grants made in 2016 were allocated, assuming annualized expected value of total equity incentive compensation at target performance attainment, as follows:
NEO	Stock Options	RSUs	PRSUs
Bret W. Wise Executive Chairman	35%	25%	40%
Jeffrey T. Slovin(1) Chief Executive Officer	40%	—	60%
Christopher T. Clark President and Chief Operating Officer, Technologies	35%	25%	40%
James G. Mosch President and Chief Operating Officer, Dental and Healthcare Consumables	35%	25%	40%
Ulrich Michel(1) Executive Vice President and Chief Financial Officer	50%	—	50%
Maureen J. MacInnis Senior Vice President and Chief Human Resources Officer	30%	40%	30%
Jonathan I. Friedman(1) Senior Vice President, Secretary and General Counsel	50%	—	50%

(1)
Messrs. Slovin, Michel and Friedman were granted restricted stock unit awards under Prior Sirona Plans in November 2015, which were assumed in connection with the Merger. Therefore, these individuals were not granted RSUs in 2016. Information on these grants are included in the “Outstanding Equity Awards at Fiscal Year End” Table. When including the restricted stock unit awards granted under Prior Sirona Plans in November 2015, the target equity mix for Messrs. Slovin, Michel and Friedman is as follows:

NEO	Stock Options	RSUs	PRSUs
Jeffrey T. Slovin	27%	33%	40%
Ulrich Michel	25%	50%	25%
Jonathan I. Friedman	25%	50%	25%
The split between stock options, RSUs and PRSUs was based both on comparisons to the market and the overall risk/reward tradeoff. As the Peer Group data varies somewhat by position, the Committee generally targeted the equity incentive compensation at or near the median of the Peer Group at target performance, with an opportunity for incentive compensation to exceed the median if performance is above target. Typically the maximum incentive opportunity (assuming performance exceeds target and meets the maximum targets in the plan) is in the range of the 50th to 65th percentile of the Peer Group.
While equity awards under the Equity Incentive Plans generally involve no immediate cash cost, the Company does recognize expense for such awards in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), “Compensation - Stock Compensation” (Topic 718), (“ASC Topic 718”).
Compensation Recoupment Policy
In the event of a material restatement of our financial results, the Board will consider whether any executive officer received compensation based on the original financial statements because it appeared he or she achieved financial performance targets which in fact were not achieved based on the restatement. The Board will also consider the accountability of any executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted misconduct.

Possible actions of the Board may include the following: (i) the recoupment of all or part of any bonus or other compensation paid to the executive officer that was based upon the achievement of financial results that were subsequently restated, (ii) disciplinary actions, up to and including termination, and/or (iii) the pursuit of other available remedies.
The Board shall amend this policy to account for any requirements imposed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other applicable law.
III.
Post-Termination Arrangements

Termination of Employment
The Company has entered into employment agreements with all of the 2016 NEOs, which include certain post-termination arrangements. The Committee determined that this is in the best interest of the Company in order to ensure executive focus on serving the Company and stockholder interests without the distraction of possible job and income loss. Details regarding the post-termination arrangements are set forth below under “Employment Agreements” — “Payments Made Upon Termination,” “Payments Made Upon Retirement,” “Payments Made Upon Termination with Good Reason by the Executive Officer or Termination by the Company without Cause,” “Termination Upon Death” and “Termination Upon Disability,” each of which is incorporated herein by reference.
Details regarding potential payment adjustments in the event that payments or benefits to a NEO would be considered an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), are provided below under “Employment Agreements” — “Certain Adjustments in Payments to Executive Officers,” which is incorporated herein by reference.
Details regarding the estimated amounts that each NEO would receive in the event of a termination are set forth below under “Estimated Payments Payable to a NEO Upon Termination or Change in Control,” which is incorporated herein by reference.
Termination following Change in Control
The Committee believes that executive officers, including the NEOs, who are terminated without “Cause” (as defined in the employment agreements) or elect to resign with “Good Reason” (as defined in the employment agreements) within two years of a change in control (as defined in the employment agreements) of the Company should be provided separation benefits. These benefits are intended to ensure that executives focus on serving the Company and stockholders during the pendency of a potential change in control transaction or activity without the distraction of possible job and income loss.
The Company’s change in control benefits were consistent with the practices of companies with whom the Company competes for talent, and are intended to assist in retaining executives and recruiting new executives to the Company. As of the close of a transaction that results in a change in control of the Company, in accordance with the Equity Incentive Plans, all outstanding equity grants awarded as part of the Company’s equity incentive compensation program become available to executives — that is, restrictions on all outstanding restricted stock units lapse and all non-exercisable stock options become exercisable — in the event of a termination as described in the preceding paragraph, or in the event any outstanding award is not assumed or substituted in connection with the change in control.
Details regarding arrangements in the event of termination following a change in control are set forth below under “Employment Agreements” — “Payments Made Upon Termination of Employment within Two (2) Years after a Change in Control by the Executive Officer with Good Reason or by the Company without Cause,” which is incorporated herein by reference.
Details regarding the estimated amounts that each NEO would receive in the event of a termination following a change in control are set forth below under the heading “Estimated Payments Payable to a NEO Upon Termination or Change in Control,” which is incorporated herein by reference.

IV.
Retirement and Other Benefits

The Company also maintained standard benefits consistent with those offered by other major corporations and which are generally available to all of the Company’s full time employees (subject to meeting basic eligibility requirements). The benefits described below are for U.S. employees, however, similar benefits are provided to non-U.S. employees based on local law and benefit programs.
Employee Stock Ownership Plan and 401(k) Plans
DENTSPLY SIRONA offered retirement benefits to its eligible U.S. employees through tax-qualified plans, including an employee and employer-funded 401(k) Savings Plan and a discretionary company-funded Employee Stock Ownership Plan (“ESOP”). In 2016, the NEOs who were DENTSPLY employees prior to the Merger participated in these plans, and the terms governing the retirement benefits under these plans for them were the same as those applicable to other eligible employees in the U.S. In 2016, the Company’s U.S. employees and NEOs who were Sirona employees prior to the Merger participated in the Sirona Dental Systems 401(k) Savings Plan, which was assumed by the Company in connection with the Merger. Under the Sirona Dental Systems 401(k) Savings Plan, following the merger, DENTSPLY SIRONA continued to make matching contributions to the employees’ 401(k) accounts in accordance with the terms of the plan, which applied equally to the NEOs and other eligible employees in the U.S. Similarly situated employees, including our executive officers, may have materially different account balances because of a combination of factors: the number of years that the person has participated in the plan; the amount of money contributed; and the investments chosen by the participant with regard to those plans providing for participant investment direction. These plans do not involve any guaranteed minimum returns or above-market returns as the investment returns are dependent upon actual investment results. Employees direct their own investments in the 401(k) Savings Plan. The ESOP is a defined contribution plan designed to allow employees, including executive officers, to accumulate retirement accounts through ownership of Company stock, and to allow employees to make contributions or allocations to those funds. Effective as of January 1, 2017, the ESOP was merged with the 401(k) Savings Plan to create the Dentsply Sirona Inc. 401(k) Savings and Employee Stock Ownership Plan.
Supplemental Executive Retirement Plan and DENTSPLY SIRONA Supplemental Savings Plan
The Company maintained a very limited number of benefit programs that were only available to the NEOs and other senior employees qualifying for eligibility based on salary grade level. Such benefits include a Supplemental Executive Retirement Plan (“SERP”) and the DENTSPLY SIRONA Supplemental Savings Plan (“DSSSP”). The purpose of the SERP is to provide additional retirement benefits for a limited group of management employees, including the NEOs, whom the Committee concluded were not receiving competitive retirement benefits. The Committee annually approves participants in the SERP. Credits equal to 11.7% of total annual cash compensation (base salary and any annual incentive awards), reduced by Company contributions to the ESOP and 401(k) plans and the allowance for executive’s deferred compensation plan, are allocated to the participants’ accounts. No actual funds are put aside for participants in the SERP and the participants are general creditors of the Company for payment of the benefits upon retirement or termination of employment from the Company. Participants can elect to have these benefits administered as savings with interest or stock unit accounts with dividends, with stock units being distributed in the form of common stock at the time of distribution. Upon retirement or termination for any reason, participants in the SERP are paid the benefits in their account based on an earlier distribution election.
The DSSSP is a deferred compensation plan that allows management employees of the Company to elect to defer a portion of their base salary and annual incentive bonus for payment at a future time. Deferred amounts are not funded by the Company but are a general obligation of the Company to administer and pay as set forth in the DSSSP. The DSSSP is administered by T. Rowe Price, the Administrator of the Company’s retirement plans, and participants have the right to elect investment options for the deferred funds (except that executive officers may not defer into Company stock because of implications under Section 16 of the Exchange Act), which are tracked by the Administrator.

Healthcare and Welfare Benefits
Company healthcare, life insurance and other employee welfare benefits are similar for all eligible employees, including the NEOs. Typically, the Company has shared the cost of health and welfare benefits with its employees, a cost that is dependent on the level of benefits coverage that each employee elects. The Company also provides other benefits such as medical, dental and life insurance to each NEO, in a similar fashion to those provided to other U.S. based DENTSPLY SIRONA employees. Mr. Michel receives an allowance of  €12,000 per annum for additional medical coverage per his employment agreement.
V.
Executive Stock Ownership Guidelines

Because the Committee believes in further linking the interests of management and the stockholders, the Company maintains stock ownership guidelines for its executives. The guidelines specify the number of shares that the Company’s executive management are required to accumulate and hold until the stock ownership guidelines are met. Once in the position, the executive has five (5) years to meet the requirement. During such time, and until the guidelines are met, the executive will be required to hold 100% of the shares vested from RSUs and PRSUs (net of tax). “Stock ownership” is defined to include stock owned by the officer directly, stock owned indirectly through the Company’s retirement plans, including ESOP, 401(k), SERP and salary and/or bonus deferral into the DSSSP, and equity awards pursuant to the equity incentive program, other than stock options and PRSUs until after their performance criteria is met. Under the current guideline established by the Committee, executives are required to own Company common stock equal in value to a multiple of their base salary, as set forth below:
Executive Chairman and Chief Executive Officer	5X
Presidents	4X
Executive Vice Presidents	3X
Senior Vice Presidents	2X
Vice Presidents	1X
All NEOs for 2016 were in compliance with the stock ownership guidelines as of the end of 2016.
VI.
Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code places a limit of  $1,000,000 on the amount of compensation that a public company may deduct in any one year with respect to certain executives (including the CEO and the next highest paid officers other than the CFO at the close of the year). There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Stock option incentive awards made under our equity incentive plans generally are performance-based compensation meeting those requirements, and, as such, are believed to be fully deductible. The HR Committee may grant other forms of awards that are also intended to meet those requirements. The Committee generally sought ways to limit the impact of Section 162(m); however, the Committee believed (and the current HR Committee believes) that the tax deduction limitation should not compromise our ability to establish and implement incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard may result in compensation that is not deductible for federal income tax purposes. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible. The Committee has established a performance goal for the Executive Chairman, Chief Executive Officer, Chief Operating Officers and General Counsel for their Annual Incentive Plan awards and for the vesting of their RSUs, regarding the aggregate net income of the Company over the one year performance period and three year vesting period, respectively, consistent with the performance-based requirements established by 162(m).
The Omnibus Plan was approved by stockholders at the January 11, 2016 Special Meeting of Stockholders and became effective upon the consummation of the Merger. The HR Committee may grant awards under that plan that are intended to qualify for the performance based compensation exemption from Section 162(m), although, as in the past, while the HR Committee intends to consider the deductibility of executive compensation, it may also take into consideration such other factors as it deems appropriate, such that some compensation payable to certain executives may be nondeductible.

VII.
Hedging and Pledging of Company Stock

Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities are prohibited under the Company’s insider trading policy. No director, officer or other designated insider is permitted to trade in options, warrants, puts and calls or similar instruments on Company securities. In addition, directors, officers, and other designated insiders are prohibited from holding Company securities in margin accounts or pledging Company securities.

EXECUTIVE COMPENSATION TABLES
Summary Compensation
The following table sets forth the compensation earned by the NEOs for the fiscal year ended December 31, 2016. The NEOs are the two individuals who served as the Company’s CEO or principal executive officer during 2016, the two individuals who served as the Company’s CFO or principal financial officer during 2016, and the three other most highly compensated executive officers in 2016 who were serving as executive officers at the end of 2016. For the NEOs who were employees of Sirona prior to the Merger (Messrs. Slovin, Michel and Friedman), this disclosure relates to compensation paid to those officers from February 29, 2016, the closing date of the Merger.
Summary Compensation Table
For Fiscal Year End December 31, 2016
Name and Principal Position(1)	Fiscal Year	Salary(9) ($)	Bonus(10) ($)	Stock Awards(11) ($)	Option Awards(12) ($)	Non-Equity Incentive Plan Compensation(13) ($)	All Other Compensation(14) ($)	Total ($)
Bret W. Wise Executive Chairman(2)	2016	912,500	—	2,547,986	1,498,100	552,500	282,307	5,793,393
	2015	975,000	—	2,279,992	1,479,842	1,499,900	243,020	6,477,754
	2014	940,000	—	2,280,040	1,519,996	1,102,500	209,933	6,052,469
Jeffrey T. Slovin Chief Executive Officer(3)	2016	802,919	—	1,919,378	1,415,829	623,200	573,432	5,334,758
Christopher T. Clark President and Chief Operating Officer, Technologies(4)	2016	655,600	—	1,105,005	649,929	281,200	157,822	2,849,556
	2015	636,500	—	1,020,032	661,921	693,600	134,513	3,146,566
	2014	618,000	—	1,081,828	618,527	513,400	118,692	2,950,447
James G. Mosch President and Chief Operating Officer, Dental and Healthcare Consumables(5)	2016	590,300	—	909,991	534,498	223,400	133,501	2,391,690
	2015	573,100	—	840,008	544,920	551,000	114,291	2,623,319
	2014	551,100	—	859,075	490,685	404,000	100,664	2,405,524
Ulrich Michel Executive Vice President and Chief Financial Officer(6)	2016	518,700	—	249,999	273,326	245,977	307,802	1,595,804
Maureen J. MacInnis Senior Vice President and Chief Human Resources Officer(7)	2016	377,200	183,100	325,508	151,817	114,200	77,071	1,228,896
Jonathan I. Friedman Senior Vice President, Secretary and General Counsel(8)	2016	366,648	93,177	125,030	136,663	131,700	43,521	896,739

(1)
Principal positions are the positions held as of February 29, 2016, the date of the consummation of the Merger, through the end of the year.

(2)
Mr. Wise served as Chairman of the Board and Chief Executive Officer prior to the Merger. Effective February 29, 2016, he was appointed Executive Chairman.

(3)
Mr. Slovin was appointed Chief Executive Officer effective February 29, 2016.

(4)
Mr. Clark served as President and Chief Financial Officer prior to the Merger. Effective February 29, 2016, he was appointed President and Chief Operating Officer, Technologies.

(5)
Mr. Mosch served as Vice President and Chief Operating Officer prior to the Merger. Effective February 29, 2016, he was appointed President and Chief Operating Officer, Dental and Healthcare Consumables.

(6)
Mr. Michel was appointed Executive Vice President and Chief Financial Officer effective February 29, 2016.

(7)
Ms. MacInnis served as Vice President and Chief Human Resources Officer prior to the Merger. Effective February 29, 2016, she was appointed Senior Vice President and Chief Human Resources Officer.

(8)
Mr. Friedman was appointed Senior Vice President, Secretary and General Counsel effective February 29, 2016.

(9)
Compensation paid to Messrs. Slovin, Michel and Friedman only reflects the salary paid by DENTSPLY SIRONA. From January 1, 2016 through February 29, 2016, Messrs. Slovin, Michel and Friedman received salary amounts of  $138,733, €63,654 and $55,493, respectively, from Sirona. Full year prior salary amounts for these individuals were $901,765, €445,578 and $360,706, respectively.

(10)
Bonus amounts include special one-time cash performance bonuses for Ms. MacInnis and Mr. Friedman in recognition of their extraordinary individual efforts in connection with the successful integration of the operations of DENTSPLY and Sirona following the Merger.

(11)
Represents the aggregate grant date fair value for PRSUs at target and RSUs granted in each respective year. The number of shares that could be granted upon the conversion of PRSUs upon lapse of restrictions thereon ranges from zero to a maximum of two times the target amount. Prior to the Merger, on November 24, 2015, Messrs. Slovin, Michel and Friedman received RSU awards with the grant date fair value of  $2,599,990, $899,963 and $525,015, respectively.

(12)
Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are similar to those included in Note 13, Equity, to the Company’s Consolidated Financial Statements on Form 10-K.

(13)
Amounts shown represent the Company’s Annual Incentive Plan awards for services provided in 2016, 2015 and 2014 that were paid in cash or deferred under the DSSSP in 2017, 2016 and 2015, respectively. Messrs. Mosch and Size deferred under the DSSSP in 2015. Before the Merger, Messrs. Slovin, Michel and Friedman received amounts of  $225,441, €77,976 and $57,106, respectively, for the time period of October to December 2015.

(14)
Amounts shown are described in the “All Other Compensation” table that follows.

All Other Compensation
Name of Executive Officer	ESOP Stock Contribution(1) ($)	401(k) Contribution(2) ($)	SERP Contribution(3) ($)	Car Allowance(4) ($)	Education Allowance(5) ($)	Housing Allowance(6) ($)	Relocation(7) ($)	Tax Advice(8) ($)	Healthcare(9) ($)	Tax Related Payments(10) ($)	Savings Plan(11) ($)	Perquisites > $10,000(12) ($)	Total Other Compensation ($)
Bret W. Wise	7,950	7,950	266,407	—	—	—	—	—	—	—	—	—	282,307
Jeffrey T. Slovin	—	6,727	85,991	8,850	—	29,485	97,250	6,250	25,586	313,293	—	—	573,432
Christopher T. Clark	7,950	7,950	141,922	—	—	—	—	—	—	—	—	—	157,822
James G. Mosch	7,950	7,950	117,601	—	—	—	—	—	—	—	—	—	133,501
Ulrich Michel	—	—	24,921	16,165	69,339	14,084	—	7,875	12,769	100,733	24,256	37,661	307,802
Maureen J. MacInnis	7,950	7,950	61,171	—	—	—	—	—	—	—	—	—	77,071
Jonathan I. Friedman	—	6,727	34,948	1,846	—	—	—	—	—	—	—	—	43,521

(1)
Represents the allocations to the NEOs’ ESOP balances for the year ended December 31, 2016. Pursuant to the terms of the ESOP, non-vested ESOP shares forfeited by terminated employees and dividends earned on the forfeited shares are redistributed to the current ESOP participants, thus reducing the Company’s contribution requirement. The ESOP is a non-contributory defined contribution plan. Messrs. Slovin, Michel and Friedman did not participate in the ESOP in 2016.

(2)
Represents the non-elective cash contributions by the Company into a 401(k) savings plan for the U.S. NEOs. Amounts for Messrs. Slovin and Friedman reflect a matching contribution under the Sirona Dental Systems 401(k) Savings Plan and they each received an amount of  $1,223 for January and February 2016 before the Merger.

(3)
Represents Company credits for the 2016 plan year to the SERP, a non-contributory retirement plan for a select group of management and/or highly compensated employees. Additional information is provided below under “Non-Qualified Deferred Compensation.”

(4)
Represents payments for car leases. Prior to the Merger for the months of January and February 2016, Messrs. Slovin, Michel and Friedman, had car lease amounts of  $4,425, €2,932 and $1,477, respectively.

(5)
Represents family education payments, including prepaid tuition expenses for the 2016-2017 school year.

(6)
Represents housing payments on a home in Germany for Mr. Slovin incurred by the Company on his behalf and a housing allowance for Mr. Michel. Prior to the Merger for the months of January to February 2016, Sirona paid amounts of  $16,991 and €12,000 on behalf of Messrs. Slovin and Michel, respectively.

(7)
Represents amount for Mr. Slovin’s relocation expenses incurred during his move from Germany to the United States in 2016.

(8)
Represents the value of tax compliance support and assistance given to Messrs. Slovin and Michel.

(9)
Amount for Mr. Slovin reflects the premiums paid by the Company to the Company’s International Health Insurance for Expatriates and insurance premiums in the United States. Amount for Mr. Michel relates to the €12,000 allowance for supplemental healthcare costs. An amount of  $6,894 was paid by Sirona on behalf of Mr. Slovin for January and February 2016 before the Merger.

(10)
Represents the aggregate of tax equalization payments and tax ‘gross up,’ paid in respect of  (i) salary, equity and non-equity incentive compensation, tax advice, car, housing and healthcare allowances for Mr. Slovin and (ii) savings plan contribution, housing, education, car and healthcare allowance for Mr. Michel. Prior to the Merger, in 2016 Sirona paid an amount of  $495,157 of tax equalization payments and tax ‘gross up’ in respect of Mr. Slovin’s compensation in 2015.

(11)
Reflects a deferred compensation plan allowance for Mr. Michel.

(12)
Represents a payout for Mr. Michel in the amount of  €34,158 for forfeited vacation days.

Refer to the CD&A section for a complete description of the components of compensation, along with a description of the material terms and conditions of each component.
For the NEOs, salary compensation as a percentage of total compensation is as follows:
Name	Salary Percentage
Bret W. Wise, Executive Chairman	15.8%
Jeffrey T. Slovin, Chief Executive Officer	15.1%
Christopher T. Clark, President and Chief Operating Officer, Technologies	23.0%
James G. Mosch, President and Chief Operating Officer, Dental and Healthcare Consumables	24.7%
Ulrich Michel, Executive Vice President and Chief Financial Officer	32.5%
Maureen J. MacInnis, Senior Vice President and Chief Human Resources Officer	30.7%
Jonathan I. Friedman, Senior Vice President, Secretary and General Counsel	40.9%

Grants of Plan-Based Awards
The following table reflects the terms of compensation plan-based awards granted to the NEOs in 2016:
2016 Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Stock Unit Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Stock Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards(4) ($/Share)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bret W. Wise
Incentive Compensation		—	1,095,000	2,190,000	—	—	—	—	—	—	—
RSUs	2/17/2016	—	—	—	—	17,528	17,528	—	—	—	979,990
PRSUs	2/17/2016	—	—	—	19,632	28,045	56,090	—	—	—	1,567,996
Options	2/17/2016	—	—	—	—	—	—	—	119,400	55.91	1,498,100

Jeffrey T. Slovin
Incentive Compensation		—	1,235,000	2,470,000	—	—	—	—	—	—	—
PRSUs	3/1/2016	—	—	—	22,233	31,762	63,524	—	—	—	1,919,378
Options	3/1/2016	—	—	—	—	—	—	—	103,600	60.43	1,415,829

Christopher T. Clark
Incentive Compensation		—	557,260	1,114,520	—	—	—	—	—	—	—
RSUs	2/17/2016	—	—	—	—	7,602	7,602	—	—	—	425,028
PRSUs	2/17/2016	—	—	—	8,513	12,162	24,324	—	—	—	679,977
Options	2/17/2016	—	—	—	—	—	—	—	51,800	55.91	649,929

James G. Mosch
Incentive Compensation		—	442,725	885,450	—	—	—	—	—	—	—
RSUs	2/17/2016	—	—	—	—	6,260	6,260	—	—	—	349,997
PRSUs	2/17/2016	—	—	—	7,011	10,016	20,032	—	—	—	559,995
Options	2/17/2016	—	—	—	—	—	—	—	42,600	55.91	534,498

Ulrich Michel
Incentive Compensation		—	487,526	975,052	—	—	—	—	—	—	—
PRSUs	3/1/2016	—	—	—	2,896	4,137	8,274	—	—	—	249,999
Options	3/1/2016	—	—	—	—	—	—	—	20,000	60.43	273,326

Maureen J. MacInnis
Incentive Compensation		—	226,320	452,640	—	—	—	—	—	—	—
RSUs	2/17/2016	—	—	—	—	—	—	3,327	—	—	186,013
PRSUs	2/17/2016	—	—	—	1,747	2,495	4,990	—	—	—	139,495
Options	2/17/2016	—	—	—	—	—	—	—	12,100	55.91	151,817

Jonathan I. Friedman
Incentive Compensation		—	261,000	522,000	—	—	—	—	—	—	—
PRSUs	3/1/2016	—	—	—	1,448	2,069	4,138	—	—	—	125,030
Options	3/1/2016	—	—	—	—	—	—	—	10,000	60.43	136,663

(1)
Amounts shown represent threshold, target and maximum amounts for the 2016 Annual Incentive Plan. The maximum award under the 2016 Annual Incentive Plan is base salary, multiplied by the target incentive compensation percentage, multiplied by two (2). The minimum amount payable under the 2016 Annual Incentive Plan is zero. Payments or deferrals made under the Annual Incentive Plan for 2016 are shown in the “Non-Equity Incentive Plan Compensation” column of the “2016 Summary Compensation Table.” Refer to the CD&A for a description of the performance measures and criteria for payment of Non-Equity Incentive Plan Compensation.

(2)
These amounts represent PRSUs that may vest depending on attainment of performance targets, as well as RSUs granted to Messrs. Wise, Clark and Mosch, which are subject to a service condition and performance requirements. The amount in the “Threshold” column shows the number of shares that will be paid out, assuming DENTSPLY SIRONA achieves the minimum performance levels required for the payment of shares. Performance targets and target awards are described under “Compensation Discussion and Analysis — Determination of Equity Incentive Compensation.” RSUs are credited with dividend equivalents and upon vesting are included in the stock distributed to recipients.

(3)
These amounts represent time-vesting restricted RSUs. RSUs are credited with dividend equivalents and upon vesting are included in the stock distributed to recipients. The terms of these grants are described under “Compensation Discussion and Analysis — Determination of Equity Incentive Compensation.” Prior to the Merger, on November 24, 2015, Messrs. Slovin, Michel and Friedman received RSU awards with the grant date fair value of  $2,599,990, $899,963 and $525,015, respectively.

(4)
RSUs and PRSUs are granted with an exercise price equal to zero.

(5)
The grant date fair value of RSUs and PRSUs is the closing stock price on the date of grant. The grant date fair value of options uses the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are similar to those included in Note 13, Equity, to the Company’s Consolidated Financial Statements on Form 10-K.

Outstanding Equity Awards at Year End
The following table provides information on the stock option awards and stock awards outstanding as of December 31, 2016 for the NEOs:
Outstanding Equity Awards at Fiscal Year End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(2) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price(3) ($)	Option Expiration Date(4)	Number of Stock Units That Have Not Vested(5) (#)	Market Value of Stock Units That Have Not Vested(6) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested(7) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested(8) ($)
Bret W. Wise	146,900	—	146,900	45.15	12/10/2017	—	—	—	—
	223,650	—	223,650	25.91	12/08/2018	—	—	—	—
	229,900	—	229,900	33.86	12/08/2019	—	—	—	—
	189,200	—	189,200	36.62	02/11/2021	—	—	—	—
	170,000	—	170,000	38.74	02/21/2022	—	—	—	—
	154,500	—	154,500	40.86	2/25/2023	—	—	—	—
	107,800	53,900	161,700	45.11	2/24/2024	—	—	—	—
	45,533	91,067	136,600	52.00	2/23/2025	—	—	—	—
	—	119,400	119,400	55.91	2/17/2026	—	—	—	—
						—	—	22,464	1,296,847
						—	—	19,487	1,124,985
						—	—	17,528	1,011,891
						29,090	1,679,366		—
						40,597	2,343,665	—	—
						—	—	28,045	1,619,038
	1,267,483	264,367	1,531,850			69,687	4,023,031	87,524	5,052,761
Jeffrey T. Slovin(1)	136,065	—	136,065	6.56	12/8/2018	—	—	—	—
	49,890	—	49,890	22.07	11/22/2021	—	—	—	—
	36,284	—	36,284	34.29	11/20/2022	—	—	—	—
	32,655	10,885	43,540	38.72	2/20/2023	—	—	—	—
	66,960	22,322	89,282	37.26	11/26/2023	—	—	—	—
	51,269	51,273	102,542	47.41	11/25/2024	—	—	—	—
	—	103,600	103,600	60.43	3/1/2026	—	—	—	—
						4,840(a)	279,413	—	—
						8,949(b)	516,626	—	—
						16,455(c)	949,947	—	—
						43,250(d)	2,496,823	—	—
						59,069(f)	3,410,053
						—	—	31,762	1,833,620
	373,123	188,080	561,203			132,563	7,652,862	31,762	1,833,620

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(2) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price(3) ($)	Option Expiration Date(4)	Number of Stock Units That Have Not Vested(5) (#)	Market Value of Stock Units That Have Not Vested(6) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested(7) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested(8) ($)
Christopher T. Clark	111,800	—	111,800	25.91	12/8/2018	—	—	—	—
	89,700	—	89,700	33.86	12/8/2019	—	—	—	—
	94,700	—	94,700	36.62	2/11/2021	—	—	—	—
	75,600	—	75,600	38.74	2/21/2022	—	—	—	—
	59,000	—	59,000	40.86	2/25/2023	—	—	—	—
	43,866	21,934	65,800	45.11	2/24/2024	—	—	—	—
	20,366	40,734	61,100	52.00	2/23/2025	—	—	—	—
	—	51,800	51,800	55.91	2/17/2026	—	—	—	—
						—	—	15,988	922,987
						—	—	8,718	503,290
						—	—	7,602	438,863
						8,282	478,120	—	—
						18,162	1,048,492	—	—
						—	—	12,162	702,112
	495,032	114,468	609,500			26,444	1,526,612	44,470	2,567,252
James G. Mosch	46,300	—	46,300	25.91	12/8/2018	—	—	—	—
	50,600	—	50,600	33.86	12/8/2019	—	—	—	—
	52,100	—	52,100	36.62	2/11/2021	—	—	—	—
	46,600	—	46,600	38.74	2/21/2022	—	—	—	—
	46,500	—	46,500	40.86	2/25/2023	—	—	—	—
	34,800	17,400	52,200	45.11	2/24/2024	—	—	—	—
	16,766	33,534	50,300	52.00	2/23/2025	—	—	—	—
	—	42,600	42,600	55.91	2/17/2026	—	—	—	—
						—	—	12,696	732,940
						—	—	7,179	414,444
						—	—	6,260	361,390
						6,577	379,690	—	—
						14,957	863,468	—	—
						—	—	10,016	578,224
	293,666	93,534	387,200			21,534	1,243,158	36,151	2,086,997
Ulrich Michel(1)	131,280	9,198	140,478	37.54	7/29/2023	—	—	—	—
	11,828	11,834	23,662	47.41	11/25/2024	—	—	—	—
	—	20,000	20,000	60.43	3/1/2026	—	—	—	—
						6,837(c)	394,700	—	—
						14,970(d)	864,218	—	—
						5,445(e)	314,340	—	—
						15,187(f)	876,746	—	—
						—	—	4,137	238,829
	143,108	41,032	184,140			42,439	2,450,004	4,137	238,829

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(2) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price(3) ($)	Option Expiration Date(4)	Number of Stock Units That Have Not Vested(5) (#)	Market Value of Stock Units That Have Not Vested(6) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested(7) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested(8) ($)
Maureen J. MacInnis	18,300	—	18,300	38.74	2/21/2022	—	—	—	—
	13,800	—	13,800	40.86	2/25/2023	—	—	—	—
	10,000	5,000	15,000	45.11	2/24/2024	—	—	—	—
	4,933	9,867	14,800	52.00	2/23/2025	—	—	—	—
	—	12,100	12,100	55.91	2/17/2026	—	—	—	—
						4,173	240,907	—	—
						3,173	183,177	—	—
						3,327	192,068	—	—
						1,621	93,580	—	—
						3,526	203,556	—	—
						—	—	2,495	144,036
	47,033	26,967	74,000			15,820	913,288	2,495	144,036
Jonathan I. Friedman(1)	2,837	—	2,837	34.29	11/20/2022	—	—	—	—
	5,580	2,790	8,370	37.26	11/26/2023	—	—	—	—
	6,901	6,903	13,804	47.41	11/25/2024	—	—	—	—
	—	10,000	10,000	60.43	3/1/2026	—	—	—	—
						2,240(b)	129,315	—	—
						3,989(c)	230,285	—	—
						8,733(d)	504,156	—	—
						8,859(f)	511,430	—	—
						—	—	2,069	119,443
	15,318	19,693	35,011			23,821	1,375,186	2,069	119,443

(1)
For Messrs. Slovin, Michel and Friedman, includes equity awards granted by Sirona under Prior Sirona Plans, which were assumed in connection with the Merger and converted into corresponding equity awards for stock options or shares of the Company’s common stock upon vesting.

(2)
Options granted to Messrs. Wise, Clark, Mosch and Ms. MacInnis become exercisable over a period of three years after the date of grant at the rate of one-third per year, except that they become immediately exercisable upon death, disability or qualified retirement. Options generally expire ten years after the date of grant under these plans. The non-exercisable stock options with the following expiration dates will vest as indicated below:

Expiration Date	Vesting Schedules
2/24/2024	One-third vested February 24, 2017.
2/23/2025	One-third vested February 23, 2017; the remaining one third will vest February 23, 2018.
2/17/2026	One-third vested February 17, 2017; one third will vest February 17, 2018; and one third will vest February 17, 2019.

Options granted to Messrs. Slovin, Michel and Friedman become exercisable over a period of three to five years after the date of grant at a predefined rate per year, except that they become immediately exercisable upon death, disability or qualified retirement. Options generally expire ten years after the date of grant under these plans. The non-exercisable stock options with the following expiration dates will vest as indicated below:
Expiration Date	Vesting Schedules
2/20/2023	One-fourth vested February 20, 2017.
7/29/2023	One-fourth will vest July 29, 2017.
11/26/2023	One-fourth will vest November 26, 2017.
11/25/2024	One-fifth will vest November 25, 2017, one-fifth on November 25, 2018, and one-tenth on November 25, 2019
3/1/2026	One-third vested March 1, 2017, one-third will vest on March 1, 2018, and one-third will vest on March 1, 2019.
(3)
The Company’s stock options are typically granted at the Board meeting in February each year, with a grant date that is generally three business days after the Company’s report of financial results for the prior year. Prior to 2011, the Company’s equity grants to employees already in the equity incentive program were made at the December Board meeting each year. Typically, equity awards were granted in November by Sirona under Prior Sirona Plans, for Messrs. Slovin, Michel and Friedman. The exercise price reflects the closing price of the Company’s common stock on the grant date.

(4)
Stock options generally expire ten years after the grant date.

(5)
Includes RSUs (without performance contingencies) and PRSUs at attainment if determined. For Messrs. Wise, Clark, Mosch and Ms. MacInnis, both RSU and PRSU grants are cliff vested. Restrictions lapse and the units convert to shares of stock three years after the date of grant, except that they become immediately vested upon death, disability or qualified retirement. The PRSUs that were granted to Messrs. Wise, Clark, Mosch and Ms. MacInnis in 2014 and 2015 are included at the actual amounts based on the respective one-year performance attainment. RSUs have no expiration date. With respect to Messrs. Wise, Clark and Mosch, vesting of RSUs is contingent upon the continued profitability of the Company and these are included in the column “Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested.”

For Messrs. Wise, Clark, Mosch and Ms. MacInnis, RSUs and PRSUs with the following grant dates will vest as indicated below:
Grant Date	Vesting Schedules
2/24/2014	vested on February 24, 2017
2/23/2015	will vest on February 23, 2018
2/17/2016	will vest on February 17, 2019
For Messrs. Slovin, Michel and Friedman, RSUs with the following grant dates will vest as indicated below:
Grant Date	Vesting Schedules
(a) 2/20/2013	vested over four years with one-third vesting on each of February 20, 2015, February 20, 2016 and February 20, 2017.
(b) 11/26/2013	vests over four years with one-third vesting on each of November 26, 2015, November 26, 2016, and November 26, 2017.
(c) 11/25/2014	vests over five years with one-fifth vesting on each of November 25, 2015, November 25, 2016, November 25, 2017, November 25, 2018, and November 25, 2019.
(d) 11/24/2015	vests with a three year cliff on November 24, 2018.

For Messrs. Slovin, Michel and Friedman, PRSUs granted under Prior Sirona Plans were determined to be at maximum attainment as a result of a change in control provision in connection with the Merger. These PRSUs will vest as indicated below.
(e) 11/26/2013	vested in January 2017.
(f) 11/25/2014	will vest in November 2017.
(6)
The market value represents the number of RSUs and the actual amount of PRSUs granted based on 2014 and 2015 attainment, multiplied by the December 30, 2016 stock closing market price of  $57.73.

(7)
Includes RSUs for Messrs. Wise, Clark and Mosch and PRSUs (prior to attainment) for Messrs. Wise, Slovin, Clark, Mosch, Michel, Friedman and Ms. MacInnis. Both RSUs and PRSUs are subject to cliff vesting. Restrictions lapse and the units convert to shares of stock three years after the date of grant (provided, in the case of the PRSUs, that a performance objective is met; and provided, in the case of the RSUs granted to Messrs. Wise, Clark and Mosch, that the Company meets the performance requirement), except that they become immediately vested upon death, disability or qualified retirement. PRSUs are shown at the target amount for the grants made February 17, 2016 and March 1, 2016.

(8)
The market value represents the number of RSUs and PRSUs granted (PRSUs at the target amount), multiplied by the December 30, 2016 stock closing market price of  $57.73.

Option Exercises and Stock Vested
The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2016.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bret W. Wise(1)	—	—	48,196	$2,927,425
Jeffrey T. Slovin(1)(2)	—	—	85,041	$5,163,325
Christopher T. Clark	59,300	$932,214	26,522	$1,610,946
James G. Mosch	30,500	$481,375	20,896	$1,269,223
Ulrich Michel(1)(3)	—	—	6,074	$381,511
Maureen J. MacInnis	62,750	$1,741,615	9,333	$562,421
Jonathan I. Friedman	2,834	$77,966	11,956	$725,421

(1)
Messrs. Wise, Slovin and Michel did not exercise stock options in 2016.

(2)
Prior to the Merger, Mr. Slovin received 2,666 shares at a value of  $272,385 for the vesting of stock awards granted on February 20, 2013.

(3)
Prior to the Merger, Mr. Michel received 10,692 shares at a value of  $1,121,270 for the vesting of stock awards granted on February 24, 2013.

Non-Qualified Deferred Compensation
Supplemental Executive Retirement Plan
Effective January 1, 1999 and amended December 10, 2002 and January 1, 2009, the Board adopted the SERP. The purpose of the SERP is to provide additional retirement benefits for a limited group of management employees, including the NEOs, whom the Committee concluded were not receiving competitive retirement benefits. Annual credits equal to 11.7% of compensation reduced by ESOP, 401(k) and deferred compensation plan allowance contributions are allocated to the participants’ accounts. No actual contributions are put aside for participants and the participants are general creditors of the Company for payment of the amounts credited to their account upon retirement or termination from the Company. Participants can elect to have these benefits administered as savings with interest or stock unit accounts with dividends, with stock units being distributed in the form of Company common stock at the time of distribution.
The SERP provides for the possible delay in the distribution of benefits as necessary to comply with applicable administrative or legal requirements. Subject to such provisions, benefits are distributed as set forth below. Upon retirement or termination for any reason, participants in the SERP are paid the benefits in their account based on an earlier election to have their accounts distributed in a manner consistent with the requirements of Section 409A of the Internal Revenue Code, in the form of lump sum or in annual installments for up to five (5) years.
In the event of a participant’s death before his or her account has been distributed, distribution will be made to the beneficiary selected by the participant within thirty (30) days after the date of death (or, if later, after the proper beneficiary has been identified).
In the event of a change in control as defined in the SERP, participants will be given the option to receive the value of their accounts in lump sums no later than sixty (60) days after the change in control. Optional distributions received subject to a change in control must represent the entire SERP Accounts and will be subject to five percent (5%) penalty reductions.
All distributions under the SERP are based upon the amount credited to a participant’s account as of the last business day of the month immediately preceding the date of the distribution. The amount of installments payable to a participant electing distribution through installments is determined by dividing the aggregate balance of the participant’s vested account by the remaining number of installments, including the current installment to be paid.
The “Non-Qualified Deferred Compensation” table below sets forth Company contribution credits, earnings and year-end balances for 2016, with respect to non-qualified deferred compensation plans for the NEOs.
DENTSPLY SIRONA Supplemental Savings Plan
Effective January 1, 2008 and amended on March 18, 2016, the Board adopted the DSSSP. The purpose of the DSSSP is to provide select members of the management of the Company, including the NEOs, an opportunity to defer up to 50% of their base salary and 100% of their earned bonuses. Deferred amounts are general obligations of the Company and participants’ accounts are unfunded. Participants are able to elect to have their deferred compensation tracked relative to investment options that mirror the investment options under the Company’s 401(k) Plan, including Company stock. Executive officers may not defer into Company stock because of implications under Section 16 of the Exchange Act.
Participation is restricted to a select group of management employees, as determined annually by the Company. The Company maintains a listing of the eligible employees. Participation in the DSSSP is voluntary and participants must elect to enroll each year they are eligible to participate.
DSSSP payments are made in accordance with participant or employer election, at a specified time, upon termination of employment for any reason, an unforeseeable emergency, disability or death. Retirement does not apply for purposes of the DSSSP. All DSSSP account balances will be distributed in the form of cash at the time of distribution.
All distributions under the DSSSP are based upon the amount credited to a participant’s account as of the last business day of the month immediately preceding the date of the distribution. The amount of installments payable to a participant electing distribution through installments is determined by dividing the aggregate balance of the participant’s account by the remaining number of installments, including the current installment to be paid. It is understood that administrative or legal requirements may lead to a delay between such valuation date and the date of distribution.

The following table sets forth participant-elected deferral amounts, earnings and year-end balances for 2016, with respect to non-qualified deferred compensation plans for the NEOs.
Non-Qualified Deferred Compensation
Name	Plan Name	Executive Contributions(1) ($)	Registrant Contributions(2) ($)	Aggregate Earnings ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance(5) ($)
Bret W. Wise	Supplemental Executive Retirement Plan	—	266,407	103,313(3)	—	3,304,655
	Dentsply Sirona Supplemental Savings Plan	—	—	(23,249)(4)	—	477,378
Jeffrey T. Slovin	Supplemental Executive Retirement Plan	—	85,991	—	—	85,991
Christopher T. Clark	Supplemental Executive Retirement Plan	—	141,922	42,214(3)	—	2,027,141
	Dentsply Sirona Supplemental Savings Plan	—	—	15,271(4)	—	219,513
James G. Mosch	Supplemental Executive Retirement Plan	—	117,601	41,285(3)	—	1,553,882
	Dentsply Sirona Supplemental Savings Plan	—	—	21,412(4)	—	377,576
Ulrich Michel	Supplemental Executive Retirement Plan	—	24,921	—	—	24,921
Maureen J. MacInnis	Supplemental Executive Retirement Plan	—	61,171	39,526(3)	—	444,336
Jonathan I. Friedman	Supplemental Executive Retirement Plan	—	34,948	—	—	34,948

(1)
Participants in the DSSSP can elect to contribute a portion of their salary and/or bonus into this plan. The SERP is fully funded by the Company; therefore, participants cannot contribute funds to the SERP.

(2)
Amounts represent unfunded credits allocated to participants’ accounts for 2016. They are included in the “All Other Compensation” column in the Summary Compensation Table.

(3)
Participants in the SERP can elect to have these benefits administered as savings with interest or stock unit accounts with dividend equivalents, with stock units being distributed in the form of common stock at the time of distribution. The amounts represent unfunded interest, depreciation, appreciation, and/or dividend credits allocated to participants’ accounts in 2016. Earnings are calculated using market rates. For this reason, these amounts are not reported in the “All Other Compensation” column in the Summary Compensation Table. Earnings are not reported to the Internal Revenue Service until withdrawn.

(4)
Deferred amounts are general obligations of the Company and participants’ accounts are unfunded. Participants are able to elect to have their deferred compensation tracked relative to investment options that mirror the investment options under the Company’s 401(k) Plan. All payments will be distributed in the form of cash at the time of distribution. The amounts represent unfunded interest, depreciation, appreciation, and/or dividend credits allocated to participants’ accounts in 2016. Earnings are calculated using market rates. For this reason, these amounts are not reported in the “All Other Compensation” column in the Summary Compensation Table.

(5)
The aggregate balances represent the vested balance at the end of 2016 for Messrs. Wise, Slovin, Clark, Mosch, Friedman and Ms. MacInnis. The aggregate balance for Mr. Michel’s represents the 2016 contribution, in which he was 20% vested at of the end of 2016 based on his years of service.

The table below discloses potential distributions of the SERP for the NEOs as if they had been terminated as of December 31, 2016:
Name of Officer	Retirement ($)	Employee Resignation ($)	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Bret W. Wise(1)	3,304,655	3,304,655	3,673,858	3,673,858	3,781,588	3,304,655
Jeffrey T. Slovin(2)	85,991	85,991	521,083	521,083	648,892	85,991
Christopher T. Clark(3)	2,027,141	2,027,141	2,256,771	2,256,771	2,323,730	2,027,141
James G. Mosch(4)	1,553,882	1,553,882	1,737,549	1,737,549	1,842,213	1,553,882
Ulrich Michel(5)	4,984	4,984	132,374	132,374	221,634	4,984
Maureen J. MacInnis(6)	444,336	444,336	546,978	546,978	576,318	444,336
Jonathan I. Friedman(7)	34,948	34,948	174,089	174,089	213,095	34,948

(1)
Mr. Wise’s SERP account balance was $3,304,655 as of December 31, 2016. Mr. Wise would be entitled to additional contributions to the plan for the years 2017 and 2018, if he terminated his employment with the Company with Good Reason or was terminated by the Company without Cause. Mr. Wise would be entitled to additional contributions to the plan for the years 2017 and 2018 and half of 2019 if there was a change in control of the Company. Estimated contributions for 2017, 2018 and half of 2019 are based on Mr. Wise’s base salary and bonus compensation multiplied by 11.7% (combined award for ESOP, 401(k) and SERP) less the ESOP and 401(k) portions (for 2017, the $270,000 maximum salary multiplied by 6%). Mr. Wise has elected to receive his SERP account distribution in a lump sum payment.

(2)
Mr. Slovin’s SERP account balance was $85,991 as of December 31, 2016. Mr. Slovin would be entitled to additional contributions to the plan for the years 2017 and 2018, if he terminated his employment with the Company with Good Reason or was terminated by the Company without Cause. Mr. Slovin would be entitled to additional contributions to the plan for the years 2017 and 2018 and half of 2019 if there was a change in control of the Company. Estimated contributions for 2017, 2018 and half of 2019 are based on Mr. Slovin’s base salary and bonus compensation multiplied by 11.7% (combined award for 401(k) and SERP) less the 401(k) portion (for 2017, the $270,000 maximum salary multiplied by 3%). Mr. Slovin has elected to receive his SERP account distribution in a lump sum payment.

(3)
Mr. Clark’s SERP account balance was $2,027,141 as of December 31, 2016. Mr. Clark would be entitled to additional contributions to the plan for the years 2017 and 2018, if he terminated his employment with the Company with Good Reason or was terminated by the Company without Cause. Mr. Clark would be entitled to additional contributions to the plan for the years 2017 and 2018 and half of 2019 if there was a change in control of the Company. Estimated contributions for 2017, 2018 and half of 2019 are based on Mr. Clark’s base salary and bonus compensation multiplied by 11.7% (combined award for ESOP, 401(k) and SERP) less the ESOP and 401(k) portions (for 2017, the $270,000 maximum salary multiplied by 6%). Mr. Clark has elected to receive his SERP account distribution in a lump sum payment.

(4)
Mr. Mosch’s SERP account balance was $1,553,882 as of December 31, 2016. Mr. Mosch would be entitled to additional contributions to the plan for the years 2017 and 2018, if he terminated his employment with the Company with Good Reason or was terminated by the Company without Cause. Mr. Mosch would be entitled to additional contributions to the plan for the years 2017, 2018 and 2019, if there was a change in control of the Company. Estimated contributions for 2017, 2018 and 2019 are based on Mr. Mosch’s base salary and bonus compensation multiplied by 11.7% (combined award for ESOP, 401(k) and SERP) less the ESOP and 401(k) portions (for 2017, the $270,000 maximum salary multiplied by 6%). Mr. Mosch has elected to receive his SERP account distribution in a lump sum payment.

(5)
Mr. Michel’s vested SERP account balance was $4,984 as of December 31, 2016. Mr. Michel would be entitled to additional vesting and contributions to the plan for the years 2017 and 2018, if he terminated his employment with the Company with Good Reason or was terminated by the Company without Cause. Mr. Michel would be entitled to additional contributions to the plan for the years 2017 and 2018 and half of 2019 if there was a change in control of the Company. Estimated contributions for 2017, 2018 and half of

2019 are based on Mr. Michel’s base salary and bonus compensation multiplied by 11.7% (combined award for deferred compensation plan allowance and SERP) less the €22,000 for the deferred compensation plan allowance. Mr. Michel has elected to receive his SERP account distribution in a lump sum payment.
(6)
Ms. MacInnis’s SERP account balance was $444,336 as of December 31, 2016. Ms. MacInnis would be entitled to additional contributions to the plan for the years 2017 and 2018, if she terminated her employment with the Company with Good Reason or was terminated by the Company without Cause. Ms. MacInnis would be entitled to additional contributions to the plan for the years 2017 and 2018 and half of 2019 if there was a change in control of the Company. Estimated contributions for 2017, 2018 and half of 2019 are based on Ms. MacInnis’s base salary and bonus compensation multiplied by 11.7% (combined award for ESOP, 401(k) and SERP) less the ESOP and 401(k) portions (for 2017, the $270,000 maximum salary multiplied by 6%). Ms. MacInnis has elected to receive her SERP account distribution in a lump sum payment.

(7)
Mr. Friedman’s SERP account balance was $34,948 as of December 31, 2016. Mr. Friedman would be entitled to additional contributions to the plan for the years 2017 and 2018, if he terminated his employment with the Company with Good Reason or was terminated by the Company without Cause. Mr. Friedman would be entitled to additional contributions to the plan for the years 2017 and 2018 and half of 2019 if there was a change in control of the Company. Estimated contributions for 2017, 2018 and half of 2019 are based on Mr. Friedman’s base salary and bonus compensation multiplied by 11.7% (combined award for 401(k) and SERP) less the 401(k) portion (for 2017, the $270,000 maximum salary multiplied by 3%). Mr. Friedman has elected to receive his SERP account distribution in a lump sum payment.

Employment Agreements
DENTSPLY SIRONA entered into employment agreements with all of the 2016 NEOs. The Company also entered into employment agreements with certain other members of senior management having terms similar to those of the NEOs. Following is a discussion of the material terms of the NEOs’ employment agreements:
GENERAL TERMS
Name of Executive Officer	Effective Date	Term	Annual Base Salary	Non-Equity Incentive	Equity Incentive	Benefits	Non-compete/ non-solicit
Bret W. Wise	2/29/2016	3 years and 12 month renewals unless terminated	$900,000 (subject to annual review)	120% target bonus	min. $3,920,000 grant date fair value award in year 1	Participation in Company plans.	2 years
Jeffrey T. Slovin	2/29/2016	3 years and 12 month renewals unless terminated	$950,000 (subject to annual review)	130% target bonus	min. $4,815,000 grant date fair value award in year 1	Participation in Company plans and credit for prior Sirona service; relocation, repatriation and expatriate benefits and tax gross ups thereon; tax equalization payments for excess taxes on remuneration due to relocation to Germany; tax advice.	2 years
Christopher T. Clark	2/29/2016	1 year and 12 month renewals unless terminated	$655,600 (subject to annual review)	85% target bonus	in accordance with Company plans	Participation in Company plans.	2 years
James G. Mosch	1/1/2008	at-will	$359,000 (subject to review)	in accordance with Company plans	in accordance with Company plans	Participation in Company plans.	3 years (non-compete); indefinite (non-solicit)

Name of Executive Officer	Effective Date	Term	Annual Base Salary	Non-Equity Incentive	Equity Incentive	Benefits	Non-compete/ non-solicit
Ulrich Michel	2/29/2016	1 year and 12 month renewals unless terminated	€589,578 (subject to annual review)	75% target bonus	min. $850,000 grant date fair value award per annum	Participation in Company plans and credit for prior Sirona service; deferred compensation, healthcare and education allowance and tax gross ups thereon; tax advice.	2 years
Maureen J. MacInnis	2/29/2016	1 year and 12 month renewals unless terminated	$377,200 (subject to annual review)	60% target bonus	in accordance with Company plans	Participation in Company plans.	2 years
Jonathan I. Friedman	2/29/2016	1 year and 12 month renewals unless terminated	$435,000 (subject to annual review)	60% target bonus	in accordance with Company plans	Participation in Company plans and credit for prior Sirona service.	2 years
The employment agreements entered into with Messrs. Wise, Slovin, Clark, Michel, Friedman and Ms. MacInnis became effective as of the effective date of the Merger and, for Messrs. Wise, Clark and Ms. MacInnis superseded and replaced the prior agreements in place between the Company and such NEOs prior to the Merger. The terms of the employment agreements for Messrs. Wise and Slovin were developed by the Joint Committee pursuant to the “Compensation Principles” approved by the boards of directors of DENTSPLY and Sirona prior to the consummation of the Merger. In addition to the abovementioned non-compete and non-solicitation covenants, the employment agreements include non-disparagement, confidentiality and invention assignment covenants as well as clawback provisions regarding incentive compensation. The terms of Mr. Mosch’s employment remain governed by his employment agreement, which became effective as of January 1, 2008, as Mr. Mosch will retire from his employment with the Company effective as of June 30, 2017. Mr. Mosch’s employment agreement includes loyalty and confidentiality covenants in addition to the abovementioned non-compete and non-solicitation covenants.
PAYMENTS UPON TERMINATION AND/OR CHANGE OF CONTROL
Below is a summary of potential payments owed to the NEOs upon termination and/or change in control pursuant to their respective employment agreements in connection with any applicable Company plan or plans. According to the employment agreements of Messrs. Wise, Slovin, Clark, Michel, Friedman and Ms. MacInnis, all such payments except for those listed under “Payments Made Upon Termination” below are subject to the signing and not revoking of a general release of claims on or before the 50th day following separation from service.
Payments Made Upon Termination
Each NEO would be entitled to receive amounts previously earned and unpaid during his or her employment, regardless of the reason for the termination of his employment. Those amounts include:
(1)
any unpaid portion of the executive’s annual base salary earned through the date of termination;

(2)
any earned but unpaid annual bonus for the prior fiscal year, except in the case of a termination of executive’s employment for Cause;

(3)
any owed business or relocation expense reimbursements;

(4)
any amounts or benefits accrued under any employee benefit plans, programs or arrangements, payable in accordance with the terms thereof, including:

(a)
vested stock options could be exercised within 90 days of termination;

(b)
lump sum distributions would be made for amounts accrued and vested through the ESOP and 401(k) plans;

(c)
distributions would be made for amounts accrued and vested through the SERP and DSSSP; and

(5)
lump sum distributions would be made for unused vacation pay.

Additionally, in connection with the Merger, Messrs. Slovin and Michel waived acceleration of vesting of certain equity awards granted to them under Prior Sirona Plans, which otherwise would have vested solely by reason of the consummation of the Merger and which were assumed by and converted into awards of the Company (the “Waived Awards”). For Mr. Slovin, such Waived Awards shall vest upon termination, except in the case of termination of employment for Cause or resignation without Good Reason prior to the award vesting. Waived Awards shall vest upon termination for Mr. Michel.
Payments Made Upon Retirement
In addition to the items listed above, each NEO would be entitled to the following in the event of a “qualified retirement.”
Under the Omnibus Plan (which defines “qualified retirement” as age 65):
(1)
Awards with only a time qualification for vesting will fully vest on the date of retirement;

(2)
Awards having any performance criteria shall fully vest at target on the date of retirement; and

(3)
Options shall fully vest on the date of retirement.

Under the DENTSPLY Plan (which defines a “qualified retirement” as age 65 or age 60 with fifteen years of service):
(1)
Awards with only a time qualification for vesting will fully vest if such retirement occurs no earlier than the one year anniversary of the grant date of the award;

(2)
Awards having any performance criteria shall fully vest only upon and when both of the following have occurred: (i) if the qualified retirement occurs no earlier than the one year anniversary of the grant date of the award, and (ii) all of the performance criteria associated with the award are met; and

(3)
Options shall fully vest on the date of retirement if the retirement date is more than one year after the grant date.

Payments Made Upon Termination with Good Reason by the Executive Officer, or Termination by the Company without Cause
If a NEO terminates with Good Reason, or if a NEO is terminated by the employer without Cause, or in the case of Messrs. Wise, Slovin, Clark, Mosch, Michel, Friedman or Ms. MacInnis, the Term of the employment agreement is not renewed, such NEO would be entitled during the Termination Period (as defined below), in addition to the payments and benefits set forth above under “Payments Made Upon Termination” to the following:
(1)
full rate of salary and target bonus immediately preceding the date of termination in accordance with the Company’s regular payroll practice (bi-weekly salary and lump sum bonus payments in February of the following year);

(2)
annual bonus pro-rated based on the number of days in the year of termination that the NEO was employed, paid in a lump sum at the time it would otherwise have been paid had the executive remained employed for the entire fiscal year (February of the following year);

(3)
outstanding equity grants shall continue to be exercisable or vest in accordance with their terms as if the NEO’s employment had continued during the Termination Period;

(4A)
for Messrs. Wise, Slovin, Clark, Michel, Friedman and Ms. MacInnis:

(a)
lump sum payment equal to 24 months of COBRA continuation premiums;

(b)
24 months of continued life, accidental death and dismemberment benefits at the active employee cost;

(c)
24 months of additional service credit under any applicable pension plan (to the extent not covered by (d) below); and

(d)
with respect to any defined contribution plan in which executive participates, a lump sum cash payment equal to the sum of  (i) the amount that would have been contributed or credited to such plan on executive’s behalf during the Termination Period and (ii) the excess, if any, of executive’s account balance as of the termination date over the portion of such account balance that is nonforfeitable per the terms of the plan.

(4B)
for Mr. Mosch:

(a)
continued coverage under all employee disability, annuity, insurance, or other employee welfare benefit plans, programs or arrangements, provided he does not become eligible for similar type coverage under another employer’s group plan, becomes eligible for Medicare health benefits or fails to pay the coverage premium; and

(b)
benefits that would have been accrued from participation under any pension, profit sharing, Employee Stock Ownership or similar retirement plan or plans (or, if not available, in lieu thereof be compensated for such benefits) based on service he would have had during the Termination Period.

For purposes of this Subsection, “Termination Period” shall mean, in the case of Messrs. Wise, Slovin, Clark, Michel, Friedman and Ms. MacInnis, the period beginning on the date of termination and ending on the earlier of  (i) the second anniversary of the date of such termination, or (ii) the date on which the executive first violates certain restrictive covenants (including confidentiality, non-competition, non-solicitation); and in the case of Mr. Mosch, the period beginning on the date of termination notice and ending on the earlier of  (i) the second anniversary of the date of such termination, or (ii) the date on which the executive would attain age 65.
Payments Made Upon Termination of Employment within Two (2) Years after a Change in Control by the Executive Officer with Good Reason or by the Company without Cause
If, within two (2) years after a change in control (as defined in the applicable employment agreements) a NEO terminates employment with Good Reason, or the Company terminates without Cause, Messrs. Wise, Slovin, Clark, Michel, Friedman and Ms. MacInnis shall receive, in addition to the payments and benefits set forth above under “Payments Made Upon Termination,” and in lieu of the payments and benefits described under “Payments Made Upon Termination with Good Reason by the Executive Officer, or Termination by the Company without Cause” the following:
(1)
lump sum payment equal to two and one-half  (2½) times the sum of  (A) the then current annual salary plus (B) the target bonus;

(2)
annual bonus pro-rated based on the number of days in the year of termination that the NEO was employed, paid in a lump sum at the time it would otherwise have been paid had the executive remained employed for the entire fiscal year (February of the following year);

(3)
lump sum payment equal to 24 months of COBRA continuation premiums;

(4)
24 months of continued life, accidental death and dismemberment benefits at the active employee cost;

(5)
30 months of additional service credit under any applicable pension plan (to the extent not covered by (d) below);

(6)
with respect to any defined contribution plan in which executive participates, a lump sum cash payment equal to the sum of  (i) the amount that would have been contributed or credited to such plan on executive’s behalf during 30 months following termination and (ii) the excess, if any, of executive’s account balance as of the termination date over the portion of such account balance that is nonforfeitable per the terms of the plan; and

(7)
outstanding equity awards would vest and become exercisable and any performance conditions would be deemed achieved.

Mr. Mosch would receive, in the event of his termination with Good Reason, or the Company’s termination (regardless of whether with or without Cause) (1) three times his then current annual salary; (2) three times his annual incentive award for the year in which the termination occurs based on the target achievement of 100%; (3) the amount of benefits that would have been accrued for the three year period from the date of termination from participation under any pension, profit sharing, ESOP, SERP or similar retirement plan or plans; and (4) continued coverage or compensation for two years from the date of termination under all employee disability, annuity, insurance, or other employee welfare benefit plans, programs or arrangements of the Company in which he participated immediately before the notice of termination. None of these payments will be triggered by Mr. Mosch’s departure from the Company on June 30, 2017.
Termination Upon Death
If a NEO separates from the Company due to death, the NEO’s estates or beneficiaries would be entitled, in addition to the payments and benefits set forth above under “Payments Made Upon Termination” to the following:
(1)
lump sum payment equal to the executive’s annual base salary at the rate immediately preceding the date of death;

(2)
pro-rata share of the annual bonus based on the rate of salary immediately preceding the date of death, paid at the time it would otherwise have been paid had the executive remained employed for the entire fiscal year (February of the following year);

(3)
outstanding equity awards would vest as of the date of death, with any performance based awards vesting at the greater of target or actual performance through the date of termination; and

(4)
contributions would be made to the Employee Stock Ownership, 401(k), deferred compensation allowance and Supplemental Executive Retirement Plans for the year of the death and lump sum distributions would be made to the beneficiaries.

Termination Upon Disability
If a NEO separates from the Company due to disability, such NEO would be entitled, in addition to the payments and benefits set forth above under “Payments Made Upon Termination” to the following:
(1)
annual bonus pro-rated based on the number of days in the year of termination that the NEO was employed, paid at the time it would otherwise have been paid had the executive remained employed for the entire fiscal year; and

(2)
outstanding equity awards would vest as of the date of termination, with any performance based awards vesting at the greater of target or actual performance through the date of termination.

Certain Adjustments in Payments to Named Executive Officers
If any payment or benefit as described above due under the employment agreements or otherwise would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, the following applies for Messrs. Wise, Slovin, Clark, Michel, Friedman and Ms. MacInnis:
(1)
the amounts otherwise payable and benefits otherwise due will either (i) be delivered in full, or (ii) be limited to the minimum extent necessary to ensure that no portion thereof will fail to be tax-deductible to the Company by reason of Section 280G of the Internal Revenue Code, whichever of the foregoing amounts, taking into account the applicable federal, state or local income and employment taxes and the excise tax imposed under Section 4999 of the Internal Revenue Code, results in the receipt by the executive, on an after-tax basis, of the greatest amount of benefits, notwithstanding in the case of  (i) above that some portion of the value of such payments or benefits may be non-deductable under Section 280G of the Code and subject to excise tax imposed under Section 4999 of the Internal Revenue Code.

(2)
In general, in the event that the payments and/or benefits are to be reduced pursuant to (1)(ii) above, such payments and benefits shall be reduced such that the reduction of cash compensation to be provided to the executive is minimized.

In the case of Mr. Mosch, the Company shall pay an additional gross-up payment such that the net amount retained by him after deduction of any excise tax imposed under Section 4999 of the Code and any taxes imposed upon the gross-up payment, shall be equal to the payment he would have received if there were no excise tax. Mr. Mosch will retire from his employment with the Company effective as of June 30, 2017. The Company no longer includes such gross-up provisions in its executive employment agreements.
Estimated Payments Payable to a NEO Upon Termination or a Change in Control
The following tables contain estimated potential payments that may be due to a NEO should termination of employment or a change in control occur. These amounts assume that the date of termination was December 31, 2016 and include actual amounts earned through that time and estimates of amounts which would have been paid as of such date. The stock price of DENTSPLY SIRONA was assumed to remain at $57.73 per share, the closing price on December 30, 2016. Although the calculations are intended to provide reasonable estimates of potential payments, they are based on assumptions and may not represent the actual amount a NEO would receive upon termination of employment under the applicable circumstances. Actual amounts to be paid may differ and can only be determined in the event of and at the time of the executive officers’ terminations of employment. The payments listed represent the incremental amounts due to the NEO that exceed what the NEO would have received without the termination, change in control or death. Not included in these tables are the following payments to which the NEOs are already entitled and which have been reported in previous sections of this proxy:
•
amounts previously earned under the Company’s non-equity annual incentive plans; and

•
the exercise of outstanding vested options (reported in the “Outstanding Equity Awards at Fiscal Year End” table).

All amounts have been converted from Euros to U.S. dollars using the average conversion rate of Euros to U.S. dollars for the relevant year.
Bret W. Wise
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	1,800,000	1,800,000	2,250,000	900,000
Non-Equity Incentive Compensation	2,160,000	2,160,000	2,700,000	—
Stock Options	1,346,904	1,346,904	1,419,340	1,419,340
Stock Awards & Dividends	6,541,435	6,541,435	9,186,100	9,186,100
Employee Stock Ownership Plan	15,900	15,900	19,875	—
401(k)	15,900	15,900	19,875	—
Supplemental Executive Retirement Plan	369,203	369,203	476,933	—
Medical, Dental, Vision and Personal Accident Insurances	33,364	33,364	33,364	—
Long Term Disability Insurance	1,710	1,710	1,710	—
Basic Life and Accidental Death and Dismemberment Insurance	1,548	1,548	1,548	500,000
Total	12,285,964	12,285,964	16,108,745	12,005,440

Jeffrey T. Slovin
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	1,900,000	1,900,000	2,375,000	950,000
Non-Equity Incentive Compensation	2,470,000	2,470,000	3,087,500	—
Stock Options	1,192,993	1,192,993	1,192,993	1,192,993
Stock Awards & Dividends	7,692,448	7,692,448	9,535,536	9,535,536
401(k)	15,900	15,900	19,875	—
Supplemental Executive Retirement Plan	435,092	435,092	562,901	—
Medical, Dental, Vision and Personal Accident Insurances	53,604	53,604	53,604	—
Long Term Disability Insurance	624	624	624	—
Basic Life and Accidental Death and Dismemberment Insurance	1,373	1,373	1,373	400,000
Total	13,762,034	13,762,034	16,829,406	12,078,529

Christopher T. Clark
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	1,311,200	1,311,200	1,639,000	655,600
Non-Equity Incentive Compensation	1,114,520	1,114,520	1,393,150	—
Stock Options	573,065	573,065	604,489	604,489
Stock Awards & Dividends	2,995,817	2,995,817	4,142,749	4,142,749
Employee Stock Ownership Plan	15,900	15,900	19,875	—
401(k)	15,900	15,900	19,875	—
Supplemental Executive Retirement Plan	229,630	229,630	296,589	—
Medical, Dental, Vision and Personal Accident Insurances	31,831	31,831	31,831	—
Long Term Disability Insurance	1,710	1,710	1,710	—
Basic Life and Accidental Death and Dismemberment Insurance	1,548	1,548	1,548	500,000
Total	6,291,121	6,291,121	8,150,816	5,902,838

James G. Mosch
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	1,180,600	1,180,600	1,770,900	590,300
Non-Equity Incentive Compensation	885,450	885,450	1,328,175	—
Stock Options	463,426	463,426	489,270	489,270
Stock Awards & Dividends	2,425,150	2,425,150	3,369,669	3,369,669
Employee Stock Ownership Plan	15,900	15,900	23,850	—
401(k)	15,900	15,900	23,850	—
Supplemental Executive Retirement Plan	183,667	183,667	288,331	—
Medical, Dental, Vision and Personal Accident Insurances	31,831	31,831	31,831	—
Long Term Disability Insurance	1,710	1,710	1,710	—
Basic Life and Accidental Death and Dismemberment Insurance	1,548	1,548	1,548	500,000
Total	5,205,182	5,205,182	7,329,134	4,949,239

Ulrich Michel
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	1,300,069	1,300,069	1,625,087	650,035
Non-Equity Incentive Compensation	975,052	975,052	1,218,815	—
Stock Options	307,835	307,835	307,835	307,835
Stock Awards & Dividends	2,461,376	2,461,376	2,701,360	2,701,360
Deferred Compensation Plan Allowance	48,512	48,512	60,640	—
Supplemental Executive Retirement Plan	132,374	132,374	221,634	—
Healthcare Allowance	26,461	26,461	26,461	—
Education Allowance	138,678	138,678	138,678	—
Tax Advice Estimate	15,751	15,751	15,751	—
Tax Gross-up Estimate	236,394	236,394	236,394	—
Total	5,642,502	5,642,502	6,552,655	3,659,230

All amounts for Mr. Michel have been converted from Euros to U.S. dollars using the average conversion rate of Euros to U.S. dollars for the relevant year.

Maureen J. MacInnis
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	754,400	754,400	943,000	377,200
Non-Equity Incentive Compensation	452,640	452,640	565,800	—
Stock Options	134,318	134,318	141,660	141,660
Stock Awards & Dividends	731,486	731,486	1,069,345	1,069,345
Employee Stock Ownership Plan	15,900	15,900	19,875	—
401(k)	15,900	15,900	19,875	—
Supplemental Executive Retirement Plan	102,641	102,641	131,981	—
Medical, Dental, Vision and Personal Accident Insurances	24,549	24,549	24,549	—
Long Term Disability Insurance	1,710	1,710	1,710	—
Basic Life and Accidental Death and Dismemberment Insurance	1,548	1,548	1,548	500,000
Total	2,235,092	2,235,092	2,919,343	2,088,205

Jonathan I. Friedman
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	870,000	870,000	1,087,500	435,000
Non-Equity Incentive Compensation	522,000	522,000	652,500	—
Stock Options	14,283	14,283	128,350	128,350
Stock Awards & Dividends	1,305,010	1,305,010	1,502,433	1,502,433
401(k)	15,900	15,900	19,875	—
Supplemental Executive Retirement Plan	139,141	139,141	178,147	—
Medical, Dental, Vision and Personal Accident Insurances	53,604	53,604	53,604	—
Long Term Disability Insurance	624	624	624	—
Basic Life and Accidental Death and Dismemberment Insurance	1,373	1,373	1,373	400,000
Total	2,921,935	2,921,935	3,624,406	2,465,783

2016 COMPENSATION OF DIRECTORS
DENTSPLY SIRONA Inc.
The Governance Committee is responsible to review comparative market data and recommendations from its compensation consultant with regard to the structure of our non-employee director (“Outside Director”) compensation and the amounts paid to our Outside Directors. In 2016, the Outside Director compensation framework was as follows:
Element	Compensation(2)	Comment
Equity component(1)	$150,000	50 – 50 split between stock options and restricted stock units
Annual Cash Retainer	$70,000
Audit Committee Chair Fee	$22,500
HR Committee Chair Fee	$20,000
Governance Committee Chair Fee	$15,000
Lead Director Fee	$20,000
Audit Committee Member Retainer	$7,500
Human Resources Committee Member Retainer	$5,000
Governance Committee Member Retainer	$5,000
Executive Committee Meeting Fee	$1,000	No retainer

(1)
Represents the expected annual value of grants to Outside Directors, using the Black-Scholes method of calculation.

(2)
Effective as of January 1, 2017, the Annual Cash Retainer was increased to $85,000 and the Lead Director Fee was increased to $30,000.

Directors are reimbursed for travel and other expenses relating to attendance at Board and committee meetings.
Effective January 1, 1997 and amended effective January 1, 2009, the Company established a Directors’ Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan permits Outside Directors to elect to defer receipt of directors’ fees or other compensation for their services as directors. Outside Directors can elect to have their deferred payments administered as cash with interest account or a stock unit account with dividends. Deferred payments that are administered in a stock unit account are converted into RSUs at the closing price of the Company’s common stock on the date of allocation. Distributions to a director under the Deferred Compensation Plan will not be made to any Outside Director, and restrictions on RSUs granted in the Deferred Compensation Plan do not lapse, until the Outside Director ceases to be a Board member.
The following table shows the compensation awarded to, earned by or paid to DENTSPLY SIRONA’s Outside Directors for the year ended December 31, 2016.

2016 DENTSPLY SIRONA Inc. Directors’ Compensation
Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Total ($)
Dr. Michael C. Alfano	85,000	75,000	75,000	235,000
David K. Beecken	82,500	75,000	75,000	232,500
Eric K. Brandt	82,500	75,000	75,000	232,500
Michael J. Coleman	75,000	75,000	75,000	225,000
Willie A. Deese	75,000	75,000	75,000	225,000
Thomas Jetter	95,000	75,000	75,000	245,000
Arthur D. Kowaloff	90,000	75,000	75,000	240,000
Harry M. Jansen Kraemer, Jr.	75,000	75,000	75,000	225,000
Francis J. Lunger	92,500	75,000	75,000	242,500

(1)
Mr. Wise and Mr. Slovin are not shown in this table since they were employees of the Company as of December 31, 2016. Their compensation is shown in the Summary Compensation Table. Mr. Wise and Mr. Slovin receive no compensation for serving as directors.

(2)
Reflects fees consisting of Board retainer, member retainer, and Committee Chair or Lead Director fees, all of which are paid in advance on a quarterly basis. The fees shown in this column include amounts required or elected to be deferred under the Deferred Plan.

(3)
Reflects the grant date fair value of RSUs granted on May 25, 2016, which is the closing stock price on the date of grant multiplied by the number of RSUs granted. The number of unvested RSUs held by each Outside Director at December 31, 2016 was as follows: Dr. Alfano 2,604, Mr. Beecken 1,214, Mr. Brandt 7,417, Mr. Coleman 10,162, Mr. Deese 5,597, Mr. Jetter 1,214, Mr. Kowaloff 1,214, Mr. Kraemer 1,214, and Mr. Lunger 4,030.

(4)
Reflects the grant date fair value of stock options granted on May 25, 2016, using the Black-Scholes option pricing model. For additional information regarding the assumptions used in determining these values, see Note 13, Equity, to the Company’s Consolidated Financial Statements on Form 10-K for the year ended December 31, 2016. The number of outstanding options held by each Outside Director at December 31, 2016 was as follows: Mr. Alfano 52,925, Mr. Beecken 5,800, Mr. Brandt 67,110, Mr. Coleman 64,693, Mr. Deese 42,200, Mr. Jetter 5,800, Mr. Kowaloff 42,084, Mr. Kraemer 114,652, and Mr. Lunger 55,543.

PRINCIPAL BENEFICIAL OWNERS OF SHARES
The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of March 27, 2017 (unless otherwise indicated) held by (i) the NEOs and certain other executive officers of the Company, (ii) each director and nominee for director, (iii) all directors and executive officers of the Company as a group and (iv) all persons or groups believed by the Company to be the beneficial owners of more than 5% of its outstanding common stock, based on 230,191,484 shares of common stock outstanding as of such date.
Shares Owned Beneficially(1)
	Number	Percent
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	21,580,533(2)	9.38%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	13,672,693(3)	5.94%
Select Equity Group, L.P. 380 Lafayette Street, 6th Floor New York, NY 10003	11,550,584(4)	5.02%
Bret W. Wise	1,481,217(5)	*
Jeffrey T. Slovin	1,035,613(6)	*
Ulrich Michel	161,353(7)	*
Christopher T. Clark	576,215(8)	*
Jonathan I. Friedman	140,107(9)	*
Maureen J. MacInnis	90,416(10)	*
James G. Mosch	398,770(11)	*
Dr. Michael C. Alfano	64,474(12)	*
David K. Beecken	42,969(13)	*
Eric K. Brandt	82,665(14)	*
Michael J. Coleman	114,206(15)	*
Willie A. Deese	50,729(16)	*
Dr. Thomas Jetter	30,202(17)	*
Arthur D. Kowaloff	44,564(18)	*
Harry M. Jansen Kraemer, Jr.	146,915(19)	*
Francis J. Lunger	72,821(20)	*
All directors and executive officers as a group (17 persons)	4,577,406	1.99%
*
Less than 1%

(1)
Beneficial ownership is determined in accordance with rules of the SEC and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 27, 2017 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)
The ownership of shares for The Vanguard Group, Inc. is based on information contained in (i) the Schedule 13G/A filed by The Vanguard Group, Inc. on February 9, 2017 for the period ended December 31, 2016 and consists of 21,580,533 shares of common stock of the Company beneficially owned by The Vanguard Group, Inc. and/or certain other non-reporting entities.

(3)
The ownership of shares for T. Rowe Price Associates, Inc. (“Price Associates”) is based on information contained in (i) the Schedule 13G/A filed by Price Associates on February 7, 2017 for the period ended December 31, 2016 and consists of 13,672,693 shares of Common Stock of the Company owned by various individual and institutional investors which Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities (for purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities).

(4)
The ownership of shares for Select Equity Group, L.P. (“Select Equity”) is based on information contained in (i) the Schedule 13G/A filed by Select Equity on February 13, 2017 for the period ended December 31, 2016 and consists of 11,550,584 shares of Common Stock of the Company beneficially owned by Select Equity and/or certain other non-reporting entities.

(5)
This number includes 127,656 shares held direct by Mr. Wise; 10,561 shares held by Mr. Wise’s spouse; 16,185 shares held by a family trust; 8,639 shares held in a GRAT; 2,000 shares held in an IRA account; 2,312 shares held in a 401(k) account of Mr. Wise; 4,181 shares allocated to the Company ESOP account of Mr. Wise; 1,259,816 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 49,867 shares that could be acquired pursuant to the SERP upon Mr. Wise’s retirement or termination from the Company.

(6)
This number includes 615,112 shares held direct by Mr. Slovin; 544 shares held by Mr. Slovin’s spouse; 418,544 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 1,413 shares that could be acquired pursuant to the SERP upon Mr. Slovin’s retirement or termination from the Company.

(7)
This number includes 35,164 shares held direct by Mr. Michel; 125,779 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 410 shares that could be acquired pursuant to the SERP upon Mr. Michel’s retirement or termination from the Company.

(8)
This number includes 68,725 shares held by Mr. Clark’s spouse; 29,530 shares allocated to the Company ESOP account of Mr. Clark; 442,799 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 35,161 shares that could be acquired pursuant to the SERP upon Mr. Clark’s retirement or termination from the Company.

(9)
This number includes 136,199 shares held direct by Mr. Friedman; 3,334 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 574 shares that could be acquired pursuant to the SERP upon Mr. Friedman’s retirement or termination from the Company.

(10)
This number includes 17,502 shares held direct by Ms. MacInnis; 2,835 shares held in a 401(k) account of Ms. MacInnis; 1,402 shares allocated to the Company ESOP account of Ms. MacInnis; 60,999 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 7,678 shares that could be acquired pursuant to the SERP upon Ms. MacInnis’s retirement or termination from the Company.

(11)
This number includes 54,483 shares held direct by Mr. Mosch; 21,610 shares allocated to the Company ESOP account of Mr. Mosch; 295,733 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 26,944 shares that could be acquired pursuant to the SERP upon Mr. Mosch’s retirement or termination from the Company.

(12)
This number includes 8,945 shares held direct by Dr. Alfano, 52,925 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 2,604 shares of restricted stock units that will vest within 60 days of March 27, 2017.

(13)
This number includes 35,955 shares held direct by Mr. Beecken, 5,800 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017, and 1,214 shares of restricted stock units that will vest within 60 days of March 27, 2017.

(14)
This number includes 4,241 shares held direct by Mr. Brandt, 5,400 shares held by the Brandt Family Trust, 64,169 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017 1,214 shares of restricted stock units that will vest within 60 days of March 27, 2017; and 6,203 shares of restricted stock units and 1,438 shares that could be acquired pursuant to the Deferred Plan when Mr. Brandt ceases to be a Board member.

(15)
This number includes 8,312 shares held direct by Mr. Coleman, 12,600 shares held by Mr. Coleman’s spouse, 64,212 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 10,162 shares of restricted stock units that will vest, and 18,920 shares that could be acquired pursuant to the Deferred Plan when Mr. Coleman ceases to be a Board member.

(16)
This number includes 2,932 shares held direct by Mr. Deese, 42,200 shares that could be acquired by Mr. Deese pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017, and 5,597 shares of restricted stock units that will vest within 60 days of March 27, 2017.

(17)
This number includes 23,188 shares held direct by Mr. Jetter, 5,800 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017, and 1,214 shares of restricted stock units that will vest within 60 days of March 27, 2017.

(18)
This number includes 28,479 shares held direct by Mr. Kowaloff; 14,871 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017, and 1,214 restricted stock units that will vest within 60 days of March 27, 2017.

(19)
This number includes 31,049 shares held direct by Mr. Kraemer; 114,652 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017; and 1,214 restricted stock units that will vest when Mr. Kraemer ceases to be a Board member.

(20)
This number includes 8,563 shares held direct by Mr. Lunger, 49,796 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 27, 2017 and 1,390 shares of restricted stock units that will vest within 60 days of March 27, 2017; and 2,640 shares of restricted stock units and 10,432 shares that could be acquired pursuant to the Deferred Plan when Mr. Lunger ceases to be a Board member.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under federal securities laws, the Company’s directors, certain officers and persons holding more than 10% of the Common Stock of the Company are required to report, within specified due dates, their initial ownership and any subsequent changes in ownership of the Company’s securities to the SEC. Based upon reports furnished to the Company and written representations and information provided to the Company, the Company believes that during fiscal year 2016, all such persons complied with all applicable filing requirements, except that a late Form 4 was filed to report the exempt withholding of shares on the vesting of RSUs for Ulrich Michel, and late Forms 4 were filed to report exempt acquisitions of phantom stock pursuant to the Board of Director Deferred Compensation Plan for Eric K. Brandt, Michael J. Coleman, and Francis J. Lunger.

APPENDIX A
RECONCILIATION OF NON-GAAP INFORMATION TO GAAP INFORMATION
Net Sales / Net Sales, Excluding Precious Metal Content
The presentation of net sales, excluding precious metal content, is considered a measure not calculated in accordance with GAAP, and is therefore considered a non- GAAP measure. Management also believes that the presentation of net sales, excluding precious metal content, provides useful information to investors because a portion of Dentsply Sirona’s net sales is comprised of sales of precious metals generated through sales of the Company’s precious metal dental alloy products, which are used by third parties to construct crown and bridge materials. Due to the fluctuations of precious metal prices and because the cost of the precious metal content of the Company’s sales is largely passed through to customers and has minimal effect on earnings, Dentsply Sirona reports net sales both with and without precious metal content to show the Company’s performance independent of precious metal price volatility and to enhance comparability of performance between periods. The Company uses its cost of precious metal purchased as a proxy for the precious metal content of sales, as the precious metal content of sales is not separately tracked and invoiced to customers. The Company believes that it is reasonable to use the cost of precious metal content purchased in this manner since precious metal dental alloy sale prices are typically adjusted when the prices of underlying precious metals change. The Company provides the following reconciliation of net sales to net sales, excluding precious metal content. The Company’s definitions and calculations of net sales, excluding precious metal content, and other operating measures derived using net sales, excluding precious metal content, may not necessarily be the same as those used by other companies.
	Year Ended December 31,
(in millions, except percentage amounts)	2015	2014	$ Change	% Change
Net sales	$2,674.3	$2,922.6	$(248.3)	(8.50)%
Less: Precious metal content of sales	92.8	129.9	(37.1)	(28.6)%
Net sales, excluding precious metal content	$2,581.5	$2,792.7	$(211.2)	(7.6)%

	Year Ended December 31,
(in millions, except percentage amounts)	2016	2015	$ Change	% Change
Net sales	$3,745.3	$2,674.3	$1,071.0	40.0%
Less: Precious metal content of sales	64.3	92.8	(28.5)	(30.7)%
Net sales, excluding precious metal content	$3,681.0	$2,581.5	$1,099.5	42.6%

Net Income and EPS / Adjusted Net Income and Adjusted EPS
In addition to the results reported in accordance with GAAP, the Company provides adjusted net income attributable to DENTSPLY SIRONA and adjusted earnings per diluted common share (“Adjusted EPS”). The Company discloses adjusted net income attributable to DENTSPLY SIRONA to allow investors to evaluate the performance of the Company’s operations exclusive of certain items that impact the comparability of results from period to period and may not be indicative of past or future performance of the normal operations of the Company and certain large non-cash charges related to intangible assets either purchased or acquired through a business combination. The Company believes that this information is helpful in understanding underlying operating trends and cash flow generation.
Adjusted net income and Adjusted EPS are important internal measures for the Company. Senior management receives a monthly analysis of operating results that includes adjusted net income and Adjusted EPS and the performance of the Company is measured on this basis along with other performance metrics.

The adjusted net income attributable to DENTSPLY SIRONA consists of net income attributable to DENTSPLY SIRONA adjusted to exclude the following:
(1) Business combination related costs and fair value adjustments.   These adjustments include costs related to integrating and consummating mergers and recently acquired businesses, as well as costs, gains and losses related to the disposal of businesses or product lines. In addition, this category includes the roll off to the consolidated statement of operations of fair value adjustments related to business combinations, except for amortization expense noted below. These items are irregular in timing and as such may not be indicative of past and future performance of the Company and are therefore excluded to allow investors to better understand underlying operating trends.
(2) Restructuring program related costs and other costs.   These adjustments include costs related to the implementation of restructuring initiatives as well as certain other costs. These costs can include, but are not limited to, severance costs, facility closure costs, lease and contract terminations costs, related professional service costs, duplicate facility and labor costs associated with specific restructuring initiatives, as well as legal settlements and impairments of assets. These items are irregular in timing, amount and impact to the Company’s financial performance. As such, these items may not be indicative of past and future performance of the Company and are therefore excluded for the purpose of understanding underlying operating trends.
(3) Amortization of purchased intangible assets.   This adjustment excludes the periodic amortization expense related to purchased intangible assets. Amortization expense has been excluded from adjusted net income attributed to DENTSPLY SIRONA to allow investors to evaluate and understand operating trends excluding these large non-cash charges.
(4) Credit risk and fair value adjustments.   These adjustments include both the cost and income impacts of adjustments in certain assets and liabilities, including the Company’s pension obligations, that are recorded through net income which are due solely to the changes in fair value and credit risk. These items can be variable and driven more by market conditions than the Company’s operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
(5) Certain fair value adjustments related to an unconsolidated affiliated company.   This adjustment represents the fair value adjustment of the unconsolidated affiliated company’s convertible debt instrument held by the Company. The affiliate is accounted for under the equity method of accounting. The fair value adjustment is driven by open market pricing of the affiliate’s equity instruments, which has a high degree of variability and may not be indicative of the operating performance of the affiliate or the Company.
(6) Income tax related adjustments.   These adjustments include both income tax expenses and income tax benefits that are representative of income tax adjustments mostly related to prior periods, as well as the final settlement of income tax audits, and discrete tax items resulting from the implementation of restructuring initiatives. These adjustments are irregular in timing and amount and may significantly impact the Company’s operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
Adjusted EPS is calculated by dividing adjusted net income attributable to DENTSPLY SIRONA by diluted weighted-average common shares outstanding. Adjusted net income attributable to DENTSPLY SIRONA and Adjusted EPS are considered measures not calculated in accordance with GAAP, and therefore are non-GAAP measures. These non-GAAP measures may differ from other companies. Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective tax rate. The non-GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.
The Company believes that the presentation of adjusted net income attributable to DENTSPLY SIRONA and adjusted earnings per diluted common share provides important supplemental information to management and investors seeking to understand the Company’s financial condition and results of operations. The non-GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.

A reconciliation of Net Income/EPS to Adjusted Net Income/EPS is provided below:
	Year Ended December 31, 2016
(in millions, except per share amounts)	Net Income	Per Diluted Common Share
Net income attributable to DENTSPLY SIRONA	$429.9	$1.94
Pre-tax non-GAAP adjustments:
Business combination related costs and fair value adjustments	162.2
Amortization of purchased intangible assets	155.3
Restructuring program related costs and other costs	17.0
Credit risk and fair value adjustments	5.8
Tax impact of the pre-tax non-GAAP adjustments(a)	(79.6)
Subtotal non-GAAP adjustments	260.7	1.17
Income tax related adjustments	(73.5)	(0.33)
Adjusted non-GAAP net income	$617.1	$2.78

(a)
The tax amount was calculated using the applicable statutory tax rate in the tax jurisdiction where the non-GAAP adjustments were generated.

	Year Ended December 31, 2015
(in millions, except per share amounts)	Net Income	Per Diluted Common Share
Net income attributable to DENTSPLY SIRONA	$251.2	$1.76
Pre-tax non-GAAP adjustments:
Restructuring program related costs and other costs	92.9
Amortization of purchased intangible assets	43.7
Business combination related costs and fair value adjustments	13.3
Credit risk and fair value adjustments	8.3
Certain fair value adjustments related to an unconsolidated affiliated company	(2.8)
Tax impact of the pre-tax non-GAAP adjustments(a)	(39.8)
Subtotal non-GAAP adjustments	115.6	0.82
Income tax related adjustments	6.3	0.04
Adjusted non-GAAP net income	$373.1	$2.62

(a)
The tax amount was calculated using the applicable statutory tax rate in the tax jurisdiction where the non-GAAP adjustments were generated.

	Year Ended December 31, 2014
(in millions, except per share amounts)	Net Income	Per Diluted Common Share
Net income attributable to DENTSPLY SIRONA	$322.9	$2.24
Pre-tax non-GAAP adjustments:
Amortization of purchased intangible assets	47.9
Restructuring program related costs and other costs	12.5
Business combination related costs and fair value adjustments	3.5
Credit risk and fair value adjustments	(0.7)
Certain fair value adjustments related to an unconsolidated affiliated company	(1.2)
Tax impact of the pre-tax non-GAAP adjustments(a)	(19.6)
Subtotal non-GAAP adjustments	42.4	0.29
Income tax related adjustments	(4.3)	(0.03)
Adjusted non-GAAP net income	$361.0	$2.50

(a)
The tax amount was calculated using the applicable statutory tax rate in the tax jurisdiction where the non-GAAP adjustments were generated.

In addition, Adjusted EPS is adjusted further as shown and reconciled below:
EPS Reconciliation — AIP Measurement
	Year Ended December 31, 2016
(in millions, except per share amounts)	Net Income	Per Diluted Common Share
Adjusted non-GAAP net income	$617.1	$2.78
Less income from acquired businesses, net of financing costs, and favorable impact from movement in exchange rates compared to budget		(0.04)
Non-GAAP EPS – AIP Measurement		$2.74

EPS Reconciliation — PRSU Measurement
	Year Ended December 31, 2016
(in millions, except per share amounts)	Net Income	Per Diluted Common Share
Adjusted non-GAAP net income	$617.1	$2.78
Plus unfavorable impact from movement in exchange rates compared to prior year		0.08
Non-GAAP EPS – PRSU Measurement		$2.86
Prior year non-GAAP EPS		$2.62
Non-GAAP Growth – PRSU Measurement		9.1%

Internal Sales Growth
The principal measurements used by the Company in evaluating its business are: (1) constant currency sales growth by segment and geographic region; (2) internal sales growth by segment and geographic region; and (3) adjusted operating income and margins of each reportable segment, which excludes the impacts of purchase accounting, corporate expenses, and certain other items to enhance the comparability of results period to period. These principal measurements are not calculated in accordance with accounting principles generally accepted in the United States; therefore, these items represent non-GAAP measures. These non-GAAP measures may differ from other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.
The Company defines “constant currency” sales growth as the increase or decrease in net sales from period to period excluding precious metal content and the impact of changes in foreign currency exchange rates. This impact is calculated by comparing current-period revenues to prior-period revenues, with both periods converted at the U.S. dollar to local currency average foreign exchange rate for each month of the prior period, for the currencies in which the Company does business.
The Company defines “internal” sales growth as constant currency sales growth excluding the impacts of net acquisitions and divestitures, merger accounting impacts and discontinued products.
Internal Sales Growth Reconciliation — AIP Measurement
	Year Ended December 31,
(in millions, except percentages)	2016	2015	Variance %
Net sales	$3,745.3	$2,674.3	40.0%
Less: precious metal content of sales	64.3	92.8	(30.7%)
Net sales, excluding precious metal content	3,681.0	2,581.5	42.6%
Sirona net sales(a)	160.7	1,172.5	NM
Merger related adjustments(b)	13.5	—	NM
Elimination of intercompany net sales	(0.5)	(2.3)	NM
Non-GAAP combined business, net sales, excluding precious metal content	$3,854.7	$3,751.7	2.7%
Foreign exchange impact			(0.9%)
Constant currency growth			3.6%
Net acquisitions			1.7%
Discontinued products			(0.5%)
Internal sales growth			2.4%

(a)
Represents Sirona sales for the year ended December 31, 2015.

(b)
Represents an adjustment to reflect deferred subscription and warranty revenue that was eliminated under business combination accounting standards to make the 2016 and 2015 non-GAAP combined business results comparable.

NM — Not meaningful

DENTSPLY SIRONA INC. 221 WEST PHILADELPHIA STREET SUITE 60W YORK, PA 17401-2991 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E24017-P88575 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DENTSPLY SIRONA INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Against Abstain 1a. Michael C. Alfano 1b. David K. Beecken 1c. Eric K. Brandt 1d. Michael J. Coleman 1e. Willie A. Deese 1f. Thomas Jetter ☐ ☐ ☐☐ ☐ ☐ ☐ ☐ ☐☐ ☐ ☐ ☐ ☐ ☐☐ ☐☐For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP, ☐ ☐ ☐independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2017. 3. To approve by advisory vote, the compensation of the ☐ ☐ ☐ Company's Executive Officers. The Board of Directors recommends you vote 1g. Arthur D. Kowaloff ☐ ☐ ☐1 year on the following proposal: 4. To recommend, by non-binding advisory 1 Year 2 Years 3 Years Abstain1h. Harry M. Jansen Kraemer1i. Francis J. Lunger ☐ ☐ ☐vote, the frequency of voting on executive !compensation.☐ ☐ ☐1j. Jeffrey T. Slovin1k. Bret W. Wise ☐ ☐ ☐ !NOTE: Such other business as may properly come before the meeting or any adjournment there of. Yes No Please indicate if you plan to attend this meeting. ☐☐ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateV.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E24018-P88575 DENTSPLY SIRONA INC. Annual Stockholders' Meeting May 24, 2017 11:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of DENTSPLY SIRONA Inc. (the "Company") hereby appoints Jonathan Friedman as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Company's Global Headquarters, 221 West Philadelphia St., York, Pennsylvania, on Wednesday, May 24, 2017, commencing at 11:00 a.m., local time, and at any adjournment or postponement thereof, as indicated on the reverse side. This proxy also provides voting instructions for shares held by T. Rowe Price Retirement Plan Services, Inc., the trustee for the DENTSPLY SIRONA Inc. 401(k) Savings and Employee Stock Ownership Plan. I hereby instruct you to (a) vote the shares of Common Stock, par value $.01 per share ("Common Stock") of DENTSPLY SIRONA Inc. (the "Company") allocated to the ESOP and/or 401(k) account in accordance with the directions on the reverse side and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting. This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. This card should be voted by mail, Internet or telephone, in time to reach the Company's proxy tabulator, Broadridge Financial Solutions, by 11:59 p.m. Eastern Time on Tuesday, May 23, 2017 for all registered shares to be voted, and by 5:00 p.m. Eastern Time on Friday, May 19, 2017, for the Trustee to vote the Plan shares. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side V.1.1